Exhibit 10.1

Execution Version

Confidential

License Agreement

This Agreement is entered into with effect as of the Effective Date (as defined below)

by and between

F. Hoffmann-La Roche Ltd

with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”)

and

Hoffmann-La Roche Inc.

with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (“Roche US”; Roche Basel and Roche US together referred to as “Roche”)

on the one hand

and

Global Blood Therapeutics, Inc.

with an office and place of business at 171 Oyster Point Boulevard, Suite 300, South San Francisco, California 94080 (hereinafter referred to as “GBT”)

on the other hand.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Table of Contents

1.	Definitions		1
	1.1	Affiliate	1
	1.2	Agreement	1
	1.3	Agreement Term	2
	1.4	Applicable Law	2
	1.5	[***]	2
	1.6	BLA	2
	1.7	Calendar Quarter	2
	1.8	Calendar Year	2
	1.9	Change of Control	2
	1.10	Change of Control Group	2
	1.11	Combination Product	3
	1.12	Commercially Reasonable Efforts	3
	1.13	Competing Product	3
	1.14	Compound	3
	1.15	Confidential Information	3
	1.16	Continuation Election Notice	3
	1.17	Control	3
	1.18	Cover	4
	1.19	Data Room	4
	1.20	Effective Date	4
	1.21	EMA	4
	1.22	EU	4
	1.23	Expert	4
	1.24	FDA	4
	1.25	FDCA	4
	1.26	Field	4
	1.27	First Commercial Sale	5
	1.28	GAAP	5
	1.29	GBT Know-How	5
	1.30	GBT Patent Rights	5
	1.31	[***]	5
	1.32	Handle	5
	1.33	Housemark	5
	1.34	IFRS	5
	1.35	IND	5
	1.36	Insolvency Event	5
	1.37	Invention	6
	1.38	Joint Know-How	6
	1.39	Joint Patent Rights	6
	1.40	Know-How	6
	1.41	Lead Indication	6
	1.42	[***]	6
	1.43	Net Proceeds	6
	1.44	Net Sales	7
	1.45	Other Indication	7
	1.46	Partner	7
	1.47	Partner Agreement	8

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

	1.48	Party	8
	1.49	Patent Rights	8
	1.50	Phase III Study	8
	1.51	Product	8
	1.52	Regulatory Approval	8
	1.53	Regulatory Authority	8
	1.54	Roche Know-How	8
	1.55	Roche Patent Rights	8
	1.56	Royalty Term	9
	1.57	Strategic Transaction	9
	1.58	Sublicensee	9
	1.59	Terminated Product	9
	1.60	Territory	9
	1.61	Third Party	9
	1.62	US	9
	1.63	US$	9
	1.64	Valid Claim	9
	1.65	Additional Definitions	9
2.	Grant of Licenses		11
	2.1	Exclusive License	11
	2.2	Non-exclusive License	11
	2.3	Sublicense Under Roche Third Party Agreements	11
	2.4	Right to Sublicense to its Affiliates	12
	2.5	Right to enter into Partner Agreements	12
	2.6	Sub-Contractors	13
	2.7	Retained Rights	14
3.	Right of First Negotiation		14
4.	Alliance Managers and Technology Transfer		17
	4.1	Alliance Managers	17
	4.2	Roche Know-How Transfer	17
	4.3	Transfer of Regulatory Filings	17
	4.4	No Further Obligations	17
5.	Diligence		17
6.	Development		18
	6.1	Responsibility	18
	6.2	Development Plan	18
7.	Supply		18
8.	Regulatory		18
	8.1	Responsibility	18
	8.2	Informed Consent Forms	18
	8.3	Pharmacovigilance Agreement and Safety Data	18
9.	Commercialization		19
	9.1	Responsibility	19
	9.2	Reporting and Updates	19
10.	Payment		19
	10.1	Upfront Payment	19
	10.2	Development Event Payments	19
	10.3	Sales Based Events	20
	10.4	Royalty Payments	21
	10.5	Combination Product	21

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

	10.6	Expert Committee	21
	10.7	Third Party Payments	22
	10.8	Strategic Transaction	22
11.	Accounting and reporting		24
	11.1	Timing of Payments	24
	11.2	Late Payment	24
	11.3	Method of Payment	24
	11.4	Currency Conversion	24
	11.5	Reporting	24
12.	Taxes		25
13.	Auditing		25
	13.1	Roche Right to Audit	25
	13.2	Audit Reports	25
	13.3	Over-or Underpayment	26
14.	Intellectual Property		26
	14.1	Ownership of Inventions	26
	14.2	German Statute on Employee’s Inventions	26
	14.3	Trademarks	26
	14.4	Prosecution of Roche Patent Rights	26
	14.5	Prosecution of GBT Patent Rights and Joint Patent Rights	27
	14.6	CREATE Act	27
	14.7	Patent Coordination Team	27
	14.8	Unified Patent Court (Europe)	27
	14.9	Abandonment of Patent Rights	27
	14.10	Infringement, Patent Enforcement and Defense	27
	14.11	Defense	29
	14.12	Common Interest Disclosures	29
	14.13	Patent Term Extensions	29
15.	Representations and Warranties		30
	15.1	Mutual representations and warranties	30
	15.2	Representations and Warranties by Roche	30
	15.3	Limitations	30
	15.4	Disclaimer	30
16.	Indemnification		30
	16.1	Roche indemnification	30
	16.2	GBT Indemnification	30
	16.3	Procedure	30
17.	Liability		31
	17.1	Disclaimer	31
	17.2	Limitation of Liability	31
18.	Obligation Not to Disclose Confidential Information		31
	18.1	Non-Use and Non-Disclosure	31
	18.2	Permitted Disclosure	31
	18.3	Press Releases	31
	18.4	Publications	32
	18.5	Commercial Considerations	32
19.	Exclusivity Following Change of Control or Assignment		33
20.	Term and Termination		33
	20.1	Commencement and Term	33
	20.2	Termination	33

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

	20.3	Consequences of Termination	33
21.	Bankruptcy		36
22.	Miscellaneous		36
	22.1	Entire Agreement; Governing Law	36
	22.2	Disputes	37
	22.3	Arbitration	37
	22.4	Arbitrators	37
	22.5	Decisions; Timing of Decisions	37
	22.6	Insurance	37
	22.7	Assignment	37
	22.8	Debarment	37
	22.9	Independent Contractor	38
	22.10	Unenforceable Provisions and Severability	38
	22.11	Waiver	38
	22.12	Appendices	38
	22.13	Amendments	38
	22.14	Invoices	38
	22.15	Notice	38

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

License Agreement

WHEREAS, Roche has discovered and has conducted certain research and development related to, and possesses certain proprietary intellectual property with respect to, inclacumab, also known as [***]; and

WHEREAS, GBT has the resources and expertise in the development, manufacturing and commercialization of pharmaceutical products;

WHEREAS, Roche and GBT have entered into a Material Transfer Agreement and Right of Negotiation, effective as of March 23, 2018 (“MTA”);

WHEREAS, Roche under the MTA has transferred to GBT technical and other proprietary material and accompanying data relating to and including samples of cells from the master cell bank expressing inclacumab as set forth in Appendix 1.51 under the title “Roche MTA Material” (“Roche MTA Material”);

WHEREAS, GBT under the MTA has used Roche MTA Material; and

WHEREAS, GBT desires to obtain, and Roche is willing to grant to GBT, an exclusive, royalty-bearing license to develop, manufacture and commercialize Compound and Products in the Field in the Territory (terms as defined below), subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions

As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

1.1 Affiliate

The term “Affiliate” shall mean any individual, corporation, association or other business entity that directly or indirectly controls, is controlled by, or is under common control with the Party in question. As used in this definition of “Affiliate,” the term “control” shall mean the direct or indirect ownership of more than fifty percent (>50%) of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise. Anything to the contrary in this paragraph notwithstanding, neither [***], a [***] corporation [***] and/or its subsidiaries (if any) nor [***], a [***] corporation [***] and/or its subsidiaries (if any) shall be deemed as Affiliates of Roche unless Roche provides written notice to GBT of its desire to include [***], [***] and/or their respective subsidiaries (as applicable) as Affiliate(s) of Roche.

1.2 Agreement

The term “Agreement” shall mean this document including any and all appendices and amendments to it as may be added and/or amended from time to time in accordance with the provisions of this Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.3 Agreement Term

The term “Agreement Term” shall mean the period of time commencing on the Effective Date and, unless this Agreement is terminated sooner as provided in Article 20, expiring on the date when no royalty or other payment obligations under this Agreement are due.

1.4 Applicable Law

The term “Applicable Law” shall mean any law, statute, ordinance, code, rule or regulation that has been enacted by a government authority (including without limitation, any Regulatory Authority) and is in force as of the Effective Date or comes into force during the Agreement Term, in each case to the extent that the same are applicable to the performance by the Parties of their respective obligations under this Agreement. For clarity, the term Applicable Law shall include GLP, GCP, and GMP and their foreign equivalents.

1.5 [***]

[***]

1.6 BLA

The term “BLA” shall mean a Biologics License Application, or similar application for marketing approval of a Product for use in the Field submitted to the FDA, or a foreign equivalent of the FDA.

1.7 Calendar Quarter

The term “Calendar Quarter” shall mean each period of three (3) consecutive calendar months, ending March 31, June 30, September 30, and December 31.

1.8 Calendar Year

The term “Calendar Year” shall mean the period of time beginning on January 1 and ending December 31, except for the first year which shall begin on the Effective Date and end on December 31.

1.9 Change of Control

The term “Change of Control” shall mean, with respect to a Party: (a) the acquisition by any Third Party of beneficial ownership of fifty percent (50%) or more of the then outstanding common shares or voting power of such Party, other than acquisitions by employee benefit plans sponsored or maintained by such Party; (b) the consummation of a business combination involving such Party, unless, following such business combination, the stockholders of such Party that owned directly or indirectly more than fifty percent (50%) of the then outstanding common shares or voting power of the entity immediately prior to such business combination beneficially own directly or indirectly more than fifty percent (50%) of the then outstanding common shares or voting power of the entity resulting from such business combination; or (c) the sale of all or substantially all of such Party’s assets or business relating to the subject matter of the Agreement.

1.10 Change of Control Group

The term “Change of Control Group” shall mean with respect to a Party, the person or entity, or group of persons or entities, that is the acquirer of, or a successor to, a Party in connection with a Change of Control, together with affiliates of such persons or entities that are not Affiliates of such Party immediately prior to the completion of such Change of Control of such Party.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.11 Combination Product

The term “Combination Product” shall mean any pharmaceutical product that consists of a Compound and other active pharmaceutical ingredients or any combination of a Product sold together with another pharmaceutical product for a single invoiced price, whether packaged together or in the same therapeutic formulation.

1.12 Commercially Reasonable Efforts

The term “Commercially Reasonable Efforts” shall mean, [***].

1.13 Competing Product

The term “Competing Product” shall mean any product [***].

1.14 Compound

The term “Compound” shall mean Roche’s proprietary compound inclacumab, also known as [***], defined by its Complementary Determining Regions (“CDRs”) as specified in Appendix 1.14. Compound shall also include any modified compounds targeting P-selectin and derived from the Compound having one or more substitutions, additions and/or deletions in the amino acid sequences.

1.15 Confidential Information

The term “Confidential Information” shall mean any and all information, data or know-how (including Know-How), whether technical or non-technical, oral or written, that is disclosed by one Party or its Affiliates (“Disclosing Party”) to the other Party or its Affiliates (“Receiving Party”). Confidential Information shall not include any information, data or know-how that:

(i) was generally available to the public at the time of disclosure, or information that becomes available to the public after disclosure by the Disclosing Party other than through fault (whether by action or inaction) of the Receiving Party or its Affiliates,

(ii) can be evidenced by written records to have been already known to the Receiving Party or its Affiliates prior to its receipt from the Disclosing Party,

(iii) is obtained at any time lawfully from a Third Party under circumstances permitting its use or disclosure,

(iv) is developed independently by the Receiving Party or its Affiliates as evidenced by written records other than through knowledge of Confidential Information, or

(v) is approved in writing by the Disclosing Party for release by the Receiving Party.

The terms of this Agreement shall be considered Confidential Information of the Parties.

All information disclosed by a Party under the NDA or MTA is deemed the Confidential Information of such Party under this Agreement.

1.16 Continuation Election Notice

The term “Continuation Election Notice” shall mean the notice Roche provides to GBT under Section 20.3.2.

1.17 Control

The term “Control” shall mean (as an adjective or as a verb including conjugations and variations such as “Controls” “Controlled” or “Controlling”) (a) with respect to Patent Rights and/or Know-How, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights and/or Know-How as provided herein without (i) violating the terms of any agreement or arrangement between such Party and any other party or (ii) requiring the payment of any additional consideration from such Party to any other party, and (b) with respect to proprietary materials, the possession by a Party of the ability to supply such proprietary materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any other party.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.18 Cover

The term “Cover” shall mean (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”) that the developing, making, using, offering for sale, promoting, selling, exporting or importing of a given compound, formulation or product would infringe a Valid Claim in the absence of a license under the Patent Rights to which such Valid Claim pertains. The determination of whether a compound, formulation, process or product is Covered by a particular Valid Claim shall be made on a country-by-country basis.

1.19 Data Room

The term “Data Room” shall mean the electronic due diligence data room established by GBT at an external provider (e.g. Intralinks or Box) containing all material data and information, including but not limited to GBT Patent Rights and material clinical data, regulatory correspondence, and Chemistry, Manufacturing, and Controls (“CMC”) data, that is (i) related to the Compound and/or Products and (ii) Controlled by GBT, received from Roche or generated by GBT or by a Third Party on behalf of GBT. GBT shall have no obligation to share any information related to compounds or products or other technologies not covered by this Agreement.

1.20 Effective Date

The term “Effective Date” shall mean August 22, 2018.

1.21 EMA

The term “EMA” shall mean the European Medicines Agency or any successor agency with responsibilities comparable to those of the European Medicines Agency.

1.22 EU

The term “EU” shall mean the organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto, and all of its then current member countries. Notwithstanding the foregoing, the term EU shall in any event include the United Kingdom.

1.23 Expert

The term “Expert” shall mean an impartial and independent Third Party expert in the field of biopharmaceuticals who has not been employed or directly or indirectly compensated by either Party or its Affiliate in the [***] period preceding the relevant time (other than for its participation in the Expert Committee established under Section 10.6).

1.24 FDA

The term “FDA” shall mean the Food and Drug Administration of the United States of America or any successor agency thereto.

1.25 FDCA

The term “FDCA” shall mean the Food, Drug and Cosmetics Act, as amended, and the rules and regulations promulgated thereunder.

1.26 Field

The term “Field” shall mean all indications and uses excluding diagnostic indication and use.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.27 First Commercial Sale

The term “First Commercial Sale” shall mean, with respect to a Product in any country, the first invoiced sale of such Product to a Third Party by GBT (or, if applicable, its Affiliates or Sublicensees) in such country following the receipt of any Regulatory Approval required for the sale of such Product, or if no such Regulatory Approval is required, the date of the first invoiced sale of a Product to a Third Party by GBT (or, if applicable, its Affiliates or Sublicensees) in such country.

1.28 GAAP

The term “GAAP” shall mean U.S. Generally Accepted Accounting Principles.

1.29 GBT Know-How

The term “GBT Know-How” shall mean the Know-How (other than Joint Know-How) that GBT Controls at the Effective Date and during the Agreement Term.

1.30 GBT Patent Rights

The term “GBT Patent Rights” shall mean the Patent Rights (other than the Joint Patent Rights) that GBT Controls, relating to or Covering a Product, at the Effective Date and during the Agreement Term.

1.31 [***]

[***]

1.32 Handle

The term “Handle” shall mean with respect to Patent Rights preparing, filing, prosecuting (including interference and opposition proceedings) and maintaining (including payment of maintenance fees and annuities and overseeing interferences, proceedings, reissue applications and proceedings, re-examination applications and proceedings, post-grant reviews, inter partes reviews, derivation proceedings and opposition proceedings).

1.33 Housemark

The term “Housemark” shall mean the names of Roche or its Affiliates, or variations of the names, and all related logotypes and symbols used by Roche or its Affiliates in connection with its products and/or services.

1.34 IFRS

The term “IFRS” shall mean International Financial Reporting Standards.

1.35 IND

The term “IND” shall mean an Investigational New Drug application as defined in the FDCA and applicable regulations promulgated by the FDA, or the equivalent application to the equivalent agency in any other country or group of countries, the filing of which is necessary to commence clinical testing of a Product in humans.

1.36 Insolvency Event

The term “Insolvency Event” shall mean circumstances under which a Party (i) has a receiver or similar officer appointed by a court of competent jurisdiction or governmental authority over all or a material part of its assets or undertaking; (ii) passes a resolution for winding-up (other than a winding-up for the purpose of, or in connection with, any solvent amalgamation or reconstruction) or a court makes an order to that effect or a court makes an order for administration (or any equivalent order in any jurisdiction); (iii) enters into any composition or arrangement with its creditors (other than relating to a solvent restructuring); (iv) ceases to carry on business; or (v) is unable to pay its debts as they become due in the ordinary course of business.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.37 Invention

The term “Invention” shall mean any invention or improvement that is conceived or reduced to practice in connection with any activity carried out pursuant to this Agreement. Under this definition, an Invention may be made by employees or contractors of GBT solely or jointly with a Third Party (a “GBT Invention”), by employees or contractors of Roche solely or jointly with a Third Party (a “Roche Invention”), or jointly by respective employees or contractors of GBT and Roche with or without a Third Party (a “Joint Invention”).

1.38 Joint Know-How

The term “Joint Know-How” shall mean Know-How that is made jointly by the Parties or their respective Affiliates or Sublicensees in connection with any activity carried out pursuant to this Agreement.

1.39 Joint Patent Rights

The term “Joint Patent Rights” shall mean all Patent Rights Covering a Joint Invention.

1.40 Know-How

The term “Know-How” shall mean data, knowledge and information, including materials, samples, chemical manufacturing data, toxicological data, pharmacological data, preclinical data, proprietary assays related to the Compound, platforms, formulations, specifications, and quality control testing data, in each case that are necessary for the research, manufacture, development or commercialization of Compound or Products.

1.41 Lead Indication

The term “Lead Indication” shall mean Sickle Cell Disease (SCD).

1.42 [***]

[***]

1.43 Net Proceeds

The term “Net Proceeds” shall mean:

1.43.1

In the case of a Strategic Transaction that is a Partner Agreement, the aggregate proceeds as and when received by GBT or its Affiliates in consideration for the transfer of rights to the Compound and Product to the Partner under such Partner Agreement, including any upfront payments, event based milestone payments, royalty payments (subject to the proviso below) and all other monetary and non-monetary consideration (with non-monetary consideration being valued at the fair market value thereof), directly or indirectly from the Partner under such Partner Agreement, minus the transaction costs; provided however that excluded from any such proceeds are all of the following: [***] To the extent any Partner Agreement involves the license or other transfer of rights to compounds or products in addition to the license or transfer of rights to the Compound or Product, “Net Proceeds” with respect to such Partner Agreement shall be the portion of the payments listed above that is attributable to the value of the Compound or Product and not such other compounds or products.

1.43.2

In the case of a Change of Control of GBT that is a Strategic Transaction, the total consideration as and when received by GBT, minus the transaction costs, as consideration for the Change of Control (prior to the calculation of the Strategic Transaction Revenues), to the extent attributable to the value of the Compounds and Products and not any other assets of GBT, and shall include without limitation: [***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.44 Net Sales

The term “Net Sales” shall mean, for a Product in a particular period, the sum of (i) and (ii):

(i)

the amount stated in GBT’s “sales” line of its audited financial statements with respect to such Product for such period (excluding sales to any Sublicensees that are not Affiliates of GBT). This amount reflects the gross invoice price at which such Product was sold or otherwise disposed of by GBT and its Affiliates to Third Parties (excluding sales to any Sublicensees that are not Affiliates of GBT, unless these Sublicensees are the final end-user) in such period reduced by gross-to-net deductions, if not previously deducted from such invoiced amount, taken in accordance with the then currently used IFRS or GAAP, as applicable.

By way of example, the gross-to-net deductions taken in accordance with GAAP as of the Effective Date include the following, without limitation:

(a)

credits, reserves or allowances granted for (i) damaged, outdated, returned, rejected, withdrawn or recalled Product, (ii) wastage replacement and short-shipments (iii) billing errors, and (iv) indigent patient, patient assistance and/or reimbursement, access-to-care and similar programs (e.g., price capitation);

(b)	governmental price reductions and government mandated rebates;

(c)	chargebacks, including those granted to wholesalers, buying groups and retailers;

(d)	customer rebates, including cash sales incentives for prompt payment, cash and volume discounts;

(e)	bad debt actually written off;

(f)	freight, specialty distribution, specialty pharmacy expenses, insurance, import/export, and other transportation charges; and

(g)	taxes and any other governmental charges or levies imposed upon or measured by the use, manufacture or sale of a Product (excluding income or franchise taxes).

(ii)

for Sublicensees that are not Affiliates of GBT, the net sales amounts reported to GBT and its Affiliates in accordance with this Agreement and their then-currently used IFRS or GAAP, as applicable. For purposes of clarity, sales by GBT and its Affiliates to any Sublicensee shall be excluded from “Net Sales” unless the Sublicensee is the final end-user.

1.45 Other Indication

The term “Other Indication” shall mean any indication in the Field other than Lead Indication.

1.46 Partner

The term “Partner” shall mean a Third Party with which GBT will enter or has entered into a Partner Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.47 Partner Agreement

The term “Partner Agreement” shall mean any agreement between GBT and a Third Party granting rights to develop and/or commercialize the Compound and/or one or more Products in the Field in the Territory or any portion thereof (including but not limited to a sub-license agreement with a Third Party of the rights granted hereunder to GBT or an assignment of this Agreement to a Third Party in whole or in part, subject to the other terms and conditions of this Agreement), but in all cases excluding: (a) any sub-contract pursuant to Section 2.6 and (b) any Change of Control transaction. The term Partner Agreement shall include all amendments to such Partner Agreement.

1.48 Party

The term “Party” shall mean GBT or Roche, as the case may be, and “Parties” shall mean GBT and Roche collectively.

1.49 Patent Rights

The term “Patent Rights” shall mean all rights under any patent or patent application, certificate of invention, application for certificate of invention or priority patent filing in any country of the Territory or under any international convention or treaty, including any patents issuing on such patent application, and further including any substitution, extension or supplementary protection certificate, reissue, reexamination, renewal, division, continuation or continuation-in-part of any of the foregoing.

1.50 Phase III Study

The term “Phase III Study” shall mean a human clinical trial that is prospectively designed to demonstrate statistically whether a product is safe and effective for use in humans in a manner sufficient to obtain Regulatory Approval to market such product in patients having the disease or condition being studied as described in 21 C.F.R. § 312.21(c) (FDCA), as amended from time to time, and the foreign equivalent thereof. For the avoidance of doubt, Phase III Study shall include any pivotal trials leading to submission of marketing authorization.

1.51 Product

The term “Product” shall mean any product, including without limitation any Combination Product, containing the Compound as pharmaceutically active agent, regardless of its finished form or formulation or dosage or presentation.

1.52 Regulatory Approval

The term “Regulatory Approval” shall mean any approvals, licenses, registrations or authorizations by a Regulatory Authority, necessary for the sale of a Product in the Field in a regulatory jurisdiction in the Territory.

1.53 Regulatory Authority

The term “Regulatory Authority” shall mean any national, supranational (e.g., the European Commission, the Council of the European Union, the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, including the FDA, in each country involved in the granting of Regulatory Approval for the Product.

1.54 Roche Know-How

The Roche Know-How as of the Effective Date is listed in Appendix 1.54 A) and Appendix 1.54 B) of this Agreement. Appendix 1.54 A) of this Agreement will be updated [***] after the Effective Date, as applicable.

1.55 Roche Patent Rights

The term “Roche Patent Rights” shall mean the Patent Rights relating to the Compound and any Product that Roche or its Affiliates Control as of the Effective Date. The Roche Patent Rights are listed in Appendix 1.55 (a). For purposes of clarity, the Patent Rights identified in Appendix 1.55 (b) (“Excluded Patent Rights”) are specifically excluded from the Roche Patent Rights.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

1.56 Royalty Term

The term “Royalty Term” shall mean, with respect to a Product and for a given country, the period of time commencing on the date of First Commercial Sale of such Product in such country and ending on the later of the date that is (a) ten (10) years after the date of the First Commercial Sale of such Product in such country, or (b) the expiration of the last to expire Valid Claim within the Roche Patent Rights or Joint Patent Rights in such country Covering the use, manufacture, import, offering for sale, or sale of the Product.

1.57 Strategic Transaction

The term “Strategic Transaction” shall mean, with respect to GBT, (i) any Change of Control of GBT (for a period from the Effective Date until [***] after the First Commercial Sale of the first Product), or (ii) the execution of a Partner Agreement.

1.58 Sublicensee

The term “Sublicensee” shall mean a Third Party to which GBT has sublicensed rights granted to GBT under the Roche Patent Rights and Roche Know-How to develop and/or commercialize Products pursuant to this Agreement, but shall exclude any subcontractor described in Section 2.6.

1.59 Terminated Product

The term “Terminated Product” shall mean one or several Product(s) for which this Agreement has been terminated pursuant to Section 20.2, depending on whether the Agreement has been terminated in its entirety or on a Product-by-Product basis.

1.60 Territory

The term “Territory” shall mean all countries of the world.

1.61 Third Party

The term “Third Party” shall mean a person or entity other than (i) GBT or any of its Affiliates or (ii) Roche or any of its Affiliates.

1.62 US

The term “US” shall mean the United States of America and its territories and possessions.

1.63 US$

The terms “US Dollars” and “US$” shall mean US dollars.

1.64 Valid Claim

The term “Valid Claim” shall mean a claim contained in any (a) unexpired, in force and issued Patent Right that has not been disclaimed, revoked or held invalid by a final non-appealable decision of a court of competent jurisdiction or government agency or (b) pending patent application in any country of the Territory (i) that is on file with the applicable patent office and has shown evidence of reasonably consistent activity to advance to issuance of a patent and (ii) which application has been on file with the applicable patent office for no more than [***] years from the earliest date to which the patent application claims priority.

1.65 Additional Definitions

Each of the following definitions is set forth in the Section of this Agreement indicated below:

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Definition	Section
Accounting Period	11.1
Acquired Party	20.3.7
Additional Assets	10.8.3
Additional Review Period	3.2
[***]	4.1
Arbitral Tribunal	22.3
Assignee	19
[***]	1.5
Bankruptcy Code	21
Breaching Party	20.2.1
[***]	1.1
CMC	1.19
Continuation Election Notice	20.3.2
[***]	3.1
Decision Period	14.10
Deduction Cap	10.7
Development Plan	6.2
Disclosing Party	1.15
Escalation Notice	22.2
Excluded Patent Rights	1.55
Exclusive Right of First Negotiation	3.2
Expert Committee	10.6
[***]	1.1
[***]	16.1
GBT Invention	1.37
GBT Notice	3.1
Governing Law	22.1
Indemnified Losses	16.1
Indemnifying Party	16.3
Initial Review Period	3.1
Initiating Party	14.10
Insolvency Party	20.2.2
Joint Invention	1.37
[***]	3.1
NDA	22.1
Negotiation Period	3.2
Non-Acquired Party	20.3.7
Non-Breaching Party	20.2.1
Non-Insolvency Party	20.2.2
Patent Term Extensions	14.13
Peremptory Notice Period	20.2.1
Publishing Notice	18.4
Receiving Party	1.15
Relative Commercial Value	10.5
[***]	3.3
[***]	3.2
Reverse Agreement	3.2

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Review Notice	3.1
[***]	16.2
[***]	3.1
Roche Invention	1.37
ROFN Exercise Notice	3.2
Settlement	14.10
SPCs	14.13
Strategic Transaction Revenues	10.8.1
Suit Notice	14.10
Term Sheet	3.2
Transfer	4.3
USAN	14.3
Valuation Firm	10.8.3

2. Grant of Licenses

2.1 Exclusive License

Roche hereby grants to GBT an exclusive (subject to Section 2.7 below, even as to Roche), sublicenseable (subject to Sections 2.4 and 2.5 and Article 3) worldwide right and license under Roche Patent Rights, Roche Know-How and Roche’s interest in the Joint Know-How to research, have researched, develop, have developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported, market, have marketed, distribute, have distributed, offer for sale, have offered for sale, sell and have sold Compound and Products in the Field in the Territory. This license shall include the right to sublicense in accordance with Sections 2.4 and 2.5 below.

2.2 Non-exclusive License

GBT hereby grants to Roche a non-exclusive, perpetual, worldwide, royalty-free license under GBT Patent Rights, Joint Patent Rights, GBT Know-How, Joint Know-How to research, have researched, develop, have developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported, market, have marketed, distribute, have distributed, offer for sale, have offered for sale, sell and have sold Compound and Products for any diagnostic use in the Territory.

2.3 Sublicense Under Roche Third Party Agreements

Roche hereby grants to GBT an exclusive (even as to Roche) sub-license of the rights licensed to Roche under the [***] and [***] solely to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and Product in the Field in the Territory. The sublicense granted under this Section 2.3 shall be subject to the rights and obligations and undertakings of Roche, as applicable, under the [***] and [***] (a copy of which, including all amendments, with reasonable redactions that are not related to the rights granted hereunder, the obligations of GBT with respect to such sublicense, or payment obligations pursuant to Section 10.7, is attached hereto as Appendix 2.3, and incorporated herein by reference). Roche shall act as the sole direct contact with [***] and [***] in relation to the sub-license under this Section 2.3. GBT shall on a case-by-case basis and upon Roche’s prior approval have the right to communicate directly with [***] and [***] (as applicable) with respect to payments to [***] and [***] (as applicable) which arise based upon the activities of GBT under this Agreement, and for which Roche is obligated to pay to [***] or [***] pursuant to Section 10.7. GBT shall promptly notify Roche of any such communications between [***] or [***] (as applicable) and GBT. Roche shall have the right to attend any meeting of GBT with [***] or [***] (as applicable).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Where there is an inconsistency between the rights granted to GBT by Roche under this Agreement and the rights Roche is entitled to grant to GBT pursuant to the terms of the [***] and the [***] as disclosed in Appendix 2.3, the respective terms of the [***] and the [***] shall govern over the terms of this Agreement. In the event of any such inconsistency, (i) Roche shall promptly notify GBT of such inconsistency upon learning thereof, (ii) the Parties will cooperate in good faith to resolve such inconsistency and (iii) such inconsistency shall not be interpreted as a material breach of this Agreement by either Party.

GBT shall comply with the terms of the [***] and [***] to the extent such terms are disclosed in Appendix 2.3 and are applicable to GBT as a sublicensee under such agreements.

Roche shall not do (or fail to do) anything that constitutes a breach under the [***] or [***] (as applicable) entitling [***] or [***] (as applicable) to terminate or otherwise narrow the rights granted under the [***] or [***] (as applicable) with respect to the Compound. Roche shall not terminate or amend the [***] and [***] in a manner that adversely affects any sub-licenses hereunder, and shall maintain in effect the [***] and [***] with respect to the Compound and/or the Product. Roche shall provide copies of any amendments to the [***] and [***] (with reasonable redactions of provisions of such amendment that are not related to the rights granted hereunder, the obligations of GBT with respect to such sublicense or the payment obligations pursuant to Section 10.7) to GBT once executed, as well as copies of any termination notice with respect to the Compound and Product under the [***] or [***]. If the [***] or [***] nonetheless is terminated with respect to the Compound and Products (for any reason), Roche shall use commercially reasonable efforts to seek to reinstate or maintain GBT’s rights thereunder.

2.4 Right to Sublicense to its Affiliates

GBT shall have the right to grant written sublicenses to its Affiliates under its rights granted under Sections 2.1 and 2.3. If GBT grants such a sublicense, GBT shall ensure that all of the applicable terms and conditions of this Agreement shall apply to all such Affiliates to the same extent as they apply to GBT for all purposes. GBT assumes full responsibility for the performance of all obligations and observance of all terms so imposed on such Affiliates and shall itself account to Roche for all payments due under this Agreement by reason of such sublicense.

2.5 Right to enter into Partner Agreements

Subject to Roche’s rights under Article 3, GBT shall have the right to enter into one (1) or more Partner Agreements sub-licensing the rights and licenses granted by Roche to GBT under Sections 2.1 and 2.3 in the Territory, subject to Roche’s rights under Article 3 and rights under this Section 2.5. GBT will be responsible for managing the Partner process including scientific due diligence and negotiations.

If GBT grants such rights to the Partner(s), GBT shall ensure that the Partner(s) comply with all of the applicable terms and conditions of this Agreement, including the obligations under the [***] and the [***] as disclosed in Appendix 2.3, to the same extent as they apply to GBT for all applicable purposes. GBT shall remain liable to Roche for the performance of all obligations and observance of all terms so imposed on a Partner under such Partner Agreement(s) and shall itself account to Roche for all payments due under this Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Prior to entering into a Partner Agreement, GBT shall provide Roche with a draft Partner Agreement which may be redacted with respect to any terms not related to the Compound or Product, and, promptly following execution, with the final similarly redacted version of the executed copy of such Partner Agreement. The right to sublicense under this Section 2.5 shall be subject to Roche’s prior written approval of the Partner and the terms of the draft Partner Agreement, not to be unreasonably withheld, conditioned or delayed. Roche shall not withhold its approval, unless Roche reasonably believes that the economic terms of the Partner Agreement worsen its economic position as set forth under this Agreement or it becomes public that the proposed Partner is or will be subject to material compliance related sanctions. If Roche withholds its approval, Roche shall provide the reasoning of such withholding of approval to GBT. If, after good faith negotiations not to exceed [***], the Parties cannot settle any dispute as to whether Roche has unreasonably withheld its approval of the Partner and/or the terms of the Partner Agreement, the dispute shall be initially referred to the executive officers of the Parties in accordance with Section 22.2. Should the Parties’ executive officers fail to agree within [***] of such referral, then, notwithstanding Section 22.3, the dispute shall be settled by arbitration under the procedures of Sections 22.3-22.5.

Any Partner Agreement shall include (i) the right to disclose a redacted copy of the Partner Agreement and the Partner’s confidential information to Roche as necessary for Roche to ensure compliance with the terms of this Agreement and (ii) the right of Roche to disclose a redacted copy of the Partner Agreement and Confidential Information to [***] and/or [***] to the extent required under the [***] and/or [***] (as applicable), protected by the confidentiality terms thereof.

The Partners of GBT shall have the right to further sub-license rights to its Affiliates as provided in Section 2.4, and to sub-license rights to develop and commercialize the Compound or Product to a Third Party with Roche’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, in accordance with the terms of and process described in this Section 2.5 (applied mutatis mutandis to such further sub-license in place of a Partner Agreement).

As a general principle, a Partner Agreement (including tier 1 and subsequent tiers of sub-licensing) shall not be structured in a way to avoid payments to Roche otherwise due to Roche under Section 10.8.

For example: GBT shall not enter into a Partner Agreement that allocates certain payments to a product other than a Product, where such payments are materially inconsistent with the relative values of the Product and such other product and the rights granted with respect to each such product, for the purpose of avoiding payments to Roche under Section 10.8.

2.6 Sub-Contractors

GBT has the right to sub-contract the work performed in connection with this Agreement, including, without limitation, entering into one or more agreements with any contract organization for research, development, manufacturing and/or sales (including any commercial distribution agreement). GBT shall inform Roche if GBT or any Third Party acting on behalf of GBT sub-contracts the manufacture of the Compound or Product. Any sub-contract agreement for the manufacture of the Compound and Product shall include (i) the right to disclose a copy of such sub-contract agreement and confidential information disclosed thereunder, which will be GBT’s Confidential Information under this Agreement, to Roche and (ii) the right to assign the agreement to Roche upon Roche’s having obtained rights to the Compound and Product either as a result of the exercise of its Right of First Negotiation pursuant to Article 3 or upon termination of this Agreement, including the right to transfer the ownership of data, information and results arising therefrom to Roche to the same extent as to GBT.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

2.7 Retained Rights

Notwithstanding anything in this Agreement, Roche and its Affiliates shall retain the right to use the Compound for internal, non-clinical research purposes in the Field. Roche’s right to publish data resulting from such internal research shall depend upon GBT’s prior written consent, which GBT may grant or withhold in its sole discretion.

3. Right of First Negotiation

3.1. Due Diligence

If GBT, at any time during the Agreement Term, intends to enter into a Partner Agreement:

(i)	granting rights [***]; or

(ii)	granting rights [***]

GBT shall promptly inform Roche in writing of such intention, including the [***] (the “GBT Notice”).

In the event that GBT has given Roche a GBT Notice pursuant to the first paragraph of this Section 3.1, GBT shall without delay prepare the Data Room and upon such Data Room being available, GBT shall promptly inform Roche in writing thereof and give Roche access to the Data Room and provide Roche with an executive summary report on the development, manufacture and commercialization of the Compound or Product (the “Review Notice”).

Roche shall have the right to review the information in the Data Room and perform due diligence during a [***] period, such period commencing the later of (i) Roche’s access to the Data Room or (ii) [***] after the date of the GBT Notice (the “Initial Review Period”). By the end of the Initial Review Period, Roche will notify GBT in writing whether or not Roche is interested in exercising its rights under Section 3.2 or 3.3 with respect to the [***].

Notwithstanding the foregoing, to the extent GBT has provided notice of its intention of entering into a [***], Roche shall have the right to express its interest in the Roche Indication of Interest in negotiating instead for a [***], and GBT shall be obliged to entertain such Roche Indication of Interest for a [***].

If the Roche Indication of Interest indicates that Roche is not interested in a [***] then Roche shall be deemed to have waived its rights under this Article 3 as to the [***] that are the subject of the GBT Notice, and GBT shall have, subject to the terms set forth in Section 3.2 and 3.3, the right to enter into the [***] with a Third Party. Any Partner Agreement shall be subject to Roche’s prior consent as provided in Section 2.5.

3.2 [***]

This Section 3.2 will apply if

(i)	GBT notifies Roche in the GBT Notice that it intends to enter into a [***] or

(ii)

GBT notifies Roche in the GBT Notice that it intends to enter into a [***] and Roche expresses its interest in the Roche Indication of Interest in negotiating a [***] for the [***] pursuant to Section 3.1.

GBT hereby grants to Roche an exclusive right (the “Exclusive Right of First Negotiation”) to negotiate in good faith the terms and conditions upon which GBT would revert back to Roche the rights to the Compound and Products with regard [***]: i.e. the terms and conditions under which the following would be in effect:

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

(i)	all rights and licenses granted by Roche to GBT under this Agreement would terminate with regard to the [***] and GBT would return all such rights and licenses to Roche; and

(ii)	one of the following alternatives would come into effect:

(a)	GBT would sell and assign to Roche all GBT Patent Rights, GBT’s interest in Joint Patent Rights, and GBT Know-How, and GBT’s interest in Joint Know-How, with regard to the [***]; or

(b)

GBT would grant to Roche an exclusive (even as to GBT), sub-licensable license under the GBT Patent Rights, GBT’s interest in Joint Patent Rights, and GBT Know-How, and GBT’s interest in Joint Know-How, with regard to the [***] to develop, have developed, make, have made, use, have used, manufacture, have manufactured, import, have imported, offer for sale and have offered for sale, sell and have sold Compound and Products in the Field in the [***].

If Roche delivers a Roche Indication of Interest for a [***], Roche shall have the right to review the Data Room and the Parties shall discuss the opportunity in good faith for up to [***] from the date of the Roche Indication of Interest (the “Additional Review Period”). During the Additional Review Period representatives of Roche shall have at reasonable times the opportunity to ask questions of and receive answers from representatives of GBT related to the Product and the program. GBT shall respond to Roche’s reasonable inquiries in a timely fashion and without delay and shall not withhold any material information from Roche in response to Roche’s inquiries or otherwise in connection with the Product and the program.

Roche shall have the right to exercise the Exclusive Right of First Negotiation with regard to the [***] at any time during the Additional Review Period by providing written notice to GBT (the “ROFN Exercise Notice”).

Together with the ROFN Exercise Notice, Roche shall provide GBT a written offer for the terms and conditions upon which GBT would revert back to Roche the rights to the Compound and Products with regard to the [***] as described above in this Section 3.2 in form of a draft term sheet, and the Parties thereafter shall have up to [***] to exclusively and in good faith negotiate the terms and conditions of such reversion of rights with regard to the [***] in form of a final term sheet (the “Term Sheet”).

Upon finalization of the Term Sheet, the Parties shall have a further period of up to [***] to exclusively and in good faith negotiate and finalize the respective definitive agreement(s) with respect to such reversion of rights (the “Reverse Agreement”).

The term “Negotiation Period” shall mean the period of time commencing on the date of Roche’s ROFN Exercise Notice and ending either (i) [***] after such exercise in the case where the Parties fail to execute a mutually agreed upon Term Sheet during such period; or (ii) [***] after such exercise in the case where the Parties could initially agree on the Term Sheet but fail to enter into the Reverse Agreement.

If (i) Roche declines to access the Data Room during the Initial Review Period, (ii) Roche during the Additional Review Period or the Negotiation Period, if any, confirms in writing to GBT that it is not interested in having the rights to the Compound and the Products revert back to it with regard to the [***] as described above in this Section 3.2 or (iii) the Parties, after good faith discussions during the relevant part of the Negotiation Period, cannot agree on the Term Sheet or fail to enter into the Reverse Agreement, then GBT shall be free to start negotiations and enter into a Partner Agreement with a Third Party with regard to the [***]. Notwithstanding the foregoing, if the Parties have failed to agree on a Term Sheet or the Reverse Agreement during the applicable Negotiation Period, then – subject to the last paragraph of this Section 3.2.—GBT shall be free to start negotiations and enter into a Partner Agreement with respect to the [***] (but subject to Roche’s prior consent as provided in Section 2.5), provided that during the [***] period after the end of the applicable Negotiation Period with Roche, [***].

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

If GBT does not enter into a Partner Agreement for the [***], but continues the development and commercialization of the Compound and Products with regard to the [***], then this Section 3.2 shall apply mutatis mutandis at any time during the Agreement Term, if GBT at any later point in time intends again to enter into a [***] with regard to the same country(ies) and has completed a [***] (e.g., if a [***]).

3.3 Country Agreement

This Section 3.3 will apply if GBT notifies Roche in the GBT Notice that it intends to enter into a [***] and Section 3.2 does not apply.

GBT hereby grants to Roche a non-exclusive right to negotiate in good faith the terms and conditions upon which GBT would revert back to Roche the rights to the Compound and Products with regard to the [***] GBT is intending to grant to a Partner (the [***], i.e., the terms and conditions under which the following would be in effect:

(i)	all rights and licenses granted by Roche to GBT under this Agreement would terminate with regard to the [***] only and GBT would return all such rights and licenses to Roche; and

(ii)	one of the following alternatives would come into effect:

(a)	GBT would sell and assign to Roche all GBT Patent Rights, GBT’s interest in Joint Patent Rights and GBT Know-How, and GBT’s interest in Joint Know-How, with regard to the [***]; or

(b)

GBT would grant to Roche an exclusive (even as to GBT), sub-licensable license under the GBT Patent Rights, GBT’s interest in Joint Patent Rights, and GBT Know-How, and GBT’s interest in Joint Know-How, with regard to the [***] to develop, have developed, make, have made, use, have used, manufacture, have manufactured, import, have imported, offer for sale and have offered for sale, sell and have sold Compound and Products in the Field in the [***].

If Roche is interested in having the rights to the Compound and Products revert back to it with regard to the [***], Section 3.2 shall apply mutatis mutandis, except that the Additional Review Period will be [***] and the Negotiation Period will be up to [***] to negotiate a Term Sheet and up to [***] to negotiate the Reverse Agreement; provided that if (i) Roche declines to access the Data Room during the Initial Review Period, (ii) Roche during the Additional Review Period or the Negotiation Period, if any, confirms in writing to GBT that it is not interested in having the rights to the Compound and Products revert back to it with regard to the [***] as described in this Section 3.3 or (iii) the Parties, after good faith discussions during the Negotiation Period, cannot agree on the Term Sheet or fail to enter into the Reverse Agreement, then GBT shall be free to enter into a Partner Agreement with a Third Party with regard to the [***], regardless of the terms of such Partner Agreement.

Notwithstanding the foregoing, if [***], then the Additional Review Period and the Negotiation Period under this Section 3.3 will be the same duration as the Additional Review Period and the Negotiation Period under Section 3.2.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

4. Alliance Managers and Technology Transfer

4.1 Alliance Managers

[***]

4.2 Roche Know-How Transfer

Promptly, but not later than [***] after the Effective Date, Roche shall transfer to GBT the Roche Know-How listed in Appendix 1.54 A), [***]. Such Roche Know-How transfer shall occur electronically after the Effective Date by granting GBT download rights to the electronic database for a period of [***] from the Effective Date. If GBT identifies a need for additional Know-How of Roche during such period of [***] from Effective Date, GBT shall notify Roche, and [***], provided that such Know-How still exists and is reasonably retrievable by Roche.

If GBT after the [***] period identifies during the following [***] a need for additional Know-How of Roche relating to the Compound, GBT shall notify Roche, and Roche will transfer such Know-How to GBT with Roche’s personnel time to conduct such transfer charged to GBT at Roche’s standard commercial rate applicable at the time, provided that such Know-How (i) does not include any general Roche technology containing intellectual property Roche would otherwise license with financial terms, (ii) still exists and (iii) is reasonably retrievable by Roche.

4.3 Transfer of Regulatory Filings

Roche shall take such actions as reasonably necessary to transfer to GBT copies of any regulatory filings such as all IND related documents and all documents related to other filings and correspondence with or to and from any Regulatory Authority with respect to the Compound or Products (collectively, “Transfer”), and shall take such actions as may be necessary to inform Regulatory Authorities of this Transfer. Roche hereby grants to GBT a right of cross-reference to all regulatory materials filed by Roche or its Affiliates in the Territory related to the Compound or any Product, for the purpose of seeking, obtaining and maintaining Regulatory Approvals for, and the commercialization of, Products in the Field in the Territory. Roche shall take all actions reasonably requested by GBT to enable GBT to exercise such right of cross-reference. All activities contemplated by this Section 4.3 shall be conducted by Roche at no cost to GBT.

Promptly, but no later than [***] after the Effective Date, Roche shall transfer to GBT the latest available version of the Clinical Investigator’s Brochure, all final pre-clinical and clinical study reports and clinical study protocols, all clinical data and all relevant historical clinical safety data (safety information on serious adverse events shall be provided in CIOMS format and Safety information on non-serious adverse events shall be provided in English Line Listing format, subject to safety data transfer as set forth in Section 8.3) at no charge to GBT.

4.4 No Further Obligations

Roche shall have no obligation to transfer any Know-How, materials, regulatory filings or to provide technical support other than expressly stated in this Article 4.

For clarity, [***].

5. Diligence

GBT shall use Commercially Reasonable Efforts to develop and commercialize the Compound and Products in the Field in the Territory.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

6. Development

6.1 Responsibility

GBT shall be solely and exclusively responsible at its own expense for the non-clinical and clinical development of the Product in the Field in the Territory.

6.2 Development Plan

GBT will conduct the development of the Compound and Products in the Field in the Territory in accordance with a written plan (“Development Plan”). The initial version of the Development Plan is attached in Appendix 6.2. GBT shall send to Roche a then current version of the Development Plan and a report describing in sufficient detail the development progress of the Products at the end of December annually for so long as there is a Product in development.

If GBT wishes to modify the manufacturing process of the Compound or the Product resulting in [***], then GBT shall provide written notice to Roche of the nature of such intended work.

7. Supply

GBT (on its own and/or using Third Party manufacturers) shall be solely and exclusively responsible at its own expense for the manufacture and supply of clinical and commercial supplies of the Product. GBT shall supply at its own cost all clinical, non-clinical and commercial supply of Product during the Term, either by itself, or through a Third Party.

8. Regulatory

8.1 Responsibility

Except as provided in Section 4.3, GBT shall be solely and exclusively responsible at its own expense for all regulatory affairs related to Products in the Field in the Territory, including the preparation, filing and maintaining of applications for Regulatory Approval, as well as any or all governmental approvals required to develop, have developed, make, have made, use, have used, import, have imported, sell and have sold Compound and Products. GBT shall be solely and exclusively responsible for pursuing, compiling and submitting all regulatory filing documentation, and for interacting with regulatory agencies, for Compound and Products in all countries in the Territory. GBT shall own and file in its own discretion all regulatory filings and Regulatory Approvals for the Compound and Product in all countries of the Territory.

8.2 Informed Consent Forms

Any informed consent forms with study subjects under any GBT study or any of its Partner studies for the Product shall include the right to transfer samples, data and information from such study to a third party (such as Roche) if the rights to develop the Product are transferred to such third party.

8.3 Pharmacovigilance Agreement and Safety Data

Within [***] after the Effective Date, Roche shall transfer to GBT the historical safety data for Compounds and Products.

The Parties do not as of the Effective Date believe that a Pharmacovigilance Agreement will be necessary, but if the Parties agree after the Effective Date that such agreement is applicable, GBT and Roche shall negotiate in good faith and enter into a Pharmacovigilance Agreement in accordance with all Applicable Laws which sets forth, among other things, the responsibilities and obligations of the Parties with respect to the procedures and timeframes for compliance with all Applicable Laws (and each of the Party’s policies) pertaining to safety reporting and their related activities, with respect to activities related to the Products under this Agreement.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

9. Commercialization

9.1 Responsibility

GBT shall be solely and exclusively responsible at its own expense, for the marketing, promotion, sale and distribution of Product(s) in the Territory.

9.2 Reporting and Updates

After the First Commercial Sale of a Product and until the expiry of the Agreement Term, GBT shall inform Roche in an annual report regarding the commercialization of Product(s) in the Field in the Territory by GBT, its Affiliates and Sublicensees in the preceding year. The first such annual report shall be provided within [***] after the end of the Calendar Year containing the First Commercial Sale. Each subsequent annual report shall be provided within [***] after the end of each Calendar Year thereafter until the expiration of all Royalty Terms. Each annual report shall include non-binding [***] sales projections (which may be expressed as a reasonable range), within [***] of the end of each Calendar Year thereafter until the expiration of all Royalty Terms.

In addition to the foregoing, upon reasonable request of Roche, GBT shall update Roche regarding the commercialization of the Product(s) in the Territory in the Field by GBT, its Affiliates and Sublicensees. Upon such reasonable request of Roche, GBT shall provide an update, in writing and/or through a meeting (face to face/ tele-presence/videoconference or telephone). Roche shall not request an update more frequently than [***].

10. Payment

10.1 Upfront Payment

Within [***] after the Effective Date, GBT shall pay to Roche two million US Dollars (US$2,000,000). This payment shall be non-refundable.

10.2 Development Event Payments

GBT shall pay to Roche up to a total of fifty nine million, seven hundred fifty thousand US Dollars (US$59,750,000) in relation to the achievements of (i) the development events as described in the following schedule for any Product that achieves such event in Lead Indication first and (ii) the development events as described in the following schedule for any Product that achieves such event in Other Indication(s) first. For clarity, GBT shall pay to Roche up to forty million, five hundred thousand US Dollars (US$40,500,000) for achievement of the events in the Lead Indication and nineteen million, two hundred fifty thousand US Dollars (US$19,250,000) for achievement of the events in the Other Indication(s)).

GBT shall pay Roche (i) the development event payment number 1 set forth below one time irrespective of the indication, (ii) the development event payments listed in the column entitled “Lead Indication” for the events described in number 2, 3, 4, 5 and 6 set forth below once upon achieving the respective event in the Lead Indication, and (iii) the development event payments listed in the column entitled “Other Indication(s)” for the events described in number 2, 3, 4, 5 and 6 set forth below once for any Product that first achieves such event in Other Indication(s).

The development event payments shall be non-refundable.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Development Event	Lead Indication (US Dollars)	Other Indication(s) (US Dollars)
1. [***]	[***]
2. [***]	[***]	[***]
3. [***]	[***]	[***]
4. [***]	[***]	[***]
5. [***]	[***]	[***]
6. [***]	[***]	[***]

Example for Lead Indication: If the development event number 2 for a Product for the Lead Indication has not been achieved but thereafter the development event number 3, 4, 5, or 6 is achieved for a Product in the Lead Indication, then the development number 2 payment will be due at the same time as the payment for the development event number 3, 4, 5 or 6, whichever is achieved first, becomes due.

Example for Other Indication(s): If the development event number 2 for a Product for an Other Indication has not been achieved but thereafter the development event number 3, 4, 5, or 6 is achieved for a Product in an Other Indication, then the development number 2 payment will be due at the same time as the payment for the development event number 3, 4, 5 or 6, whichever is achieved first, becomes due.

If GBT [***] GBT shall pay the development event payment number 2 of [***] US Dollars (US$[***]) to Roche. If GBT [***], then the development event payment number 2 does not become due a second time. If [***], then GBT shall pay the development event payment number 3 of [***] US Dollars (US$[***]) to Roche.

Upon reaching development events, GBT shall timely notify Roche and development event payments shall be paid by GBT to Roche within [***] from occurrence of the applicable event and receipt of an invoice from Roche.

10.3 Sales Based Events

GBT shall pay to Roche up to a total of eighty five million US Dollars (US$85,000,000) based on aggregate Calendar Year Net Sales of all Products in the Territory:

Net Sales Threshold	Payment
Total Calendar Year Net Sales in the Territory of Products exceed US$[***]	US$	[	***]
Total Calendar Year Net Sales in the Territory of Products exceed US$[***]	US$	[	***]
Total Calendar Year Net Sales in the Territory of Products exceed US$[***]	US$	[	***]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Each of the sales based event payments shall be paid no more than once during the Agreement Term, at first occurrence of the event for aggregated sales of all Products in the Territory first reaching the respective Net Sales threshold, and shall be non-refundable and non-creditable. On a quarterly basis during each Calendar Year of the Royalty Term, within the [***] period set forth in Section 11.1 for GBT’s calculation and payment of royalties for the first, second, third and fourth quarters of a Calendar Year, GBT shall calculate whether any sales threshold under this Section 10.3 has been achieved in a given quarter, and if so shall notify and pay Roche any such achieved sales based event payment that accrues in such quarter, within the same time frames set forth in Section 11.1 for royalty payments.

10.4 Royalty Payments

10.4.1 Royalty Term

Royalties shall be payable by GBT on Net Sales of Product(s) on a Product-by-Product and country-by-country basis until the expiry of the Royalty Term for such Product and country. Thereafter, the licenses with respect to such Product and country shall be fully paid up, perpetual, irrevocable and non-exclusive.

10.4.2 Royalty Rates

The following royalty rates shall apply to the respective tiers of aggregate Calendar Year Net Sales of all Products, on an incremental basis, as follows:

Tier of Calendar Year Net Sales in million US$	Percent (%) of Net Sales
[***]	[***]
[***]	[***]
[***]	[***]

For example, if Net Sales of Products in the Territory, for a given Calendar Year, are US$[***] million, then royalties owed to Roche on such Net Sales of Products for that Calendar Year shall equal US$[***] calculated as follows:

[[***]] = US$[***] royalty payment

10.5 Combination Product

If GBT or its Affiliates or Sublicensees intend to sell a Combination Product, then the Parties shall meet approximately [***] prior to the anticipated First Commercial Sale of such Combination Product in the Territory to negotiate in good faith and agree to an appropriate adjustment to Net Sales to reflect the relative commercial value contributed by the components of the Combination Product (the “Relative Commercial Value”). If, after such good faith negotiations not to exceed [***], the Parties cannot agree to an appropriate adjustment, the dispute shall be initially referred to the executive officers of the Parties in accordance with Section 22.2. Should the Parties fail to agree within [***] of such referral, then the Relative Commercial Value shall be determined by an Expert Committee under the procedures of Section 10.6.

10.6 Expert Committee

If the Parties are unable to agree on the Relative Commercial Value under Section 10.5, then Roche will select one (1) individual who would qualify as an Expert, GBT will select (1) individual who would qualify as an Expert, and those two (2) individuals shall select one (1) individual who would qualify as an Expert and who shall be chairman of a committee of the

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

three Experts (the “Expert Committee”), each with a single deciding vote. The Expert Committee will promptly hold a meeting to review the issue under review, at which it will consider memoranda submitted by each Party at least [***] before the meeting, as well as reasonable presentations that each Party may present at the meeting. The determination of the Expert Committee as to the issue under review will be binding on both Parties. The Parties will share equally in the costs of the Expert Committee. Unless otherwise agreed to by the Parties, the Expert Committee may not decide on issues outside the scope mandated under terms of this Agreement.

10.7 Third Party Payments

GBT shall be responsible for and pay or have paid any and all consideration owed to any Third Party in relation to Third Party intellectual property rights related to any Compound or Product under which GBT obtains a license. Payments under the [***] and the [***] shall be paid according to the following paragraphs.

Roche shall be responsible in the first instance for the payment of all payments under the [***] and the [***], provided however that GBT shall, (a) prior to the date upon which any milestone payments are due under the [***] and the [***], pay to Roche an amount equal to such milestone payment, which Roche shall use solely for the purposes of paying the milestones due to [***] or [***] (as applicable), and (b) along with the royalties GBT owes to Roche pursuant to Section 10.4 and to be paid in accordance with Section 11.1, pay to Roche an amount equal to the royalties, if any, due under the [***] and the [***] based upon the same sales, which Roche shall use solely for the purposes of paying such royalties to [***] or [***] (as applicable) and for no other purpose. GBT shall on a country-by-country basis have the right to deduct a maximum of [***] percent ([***]%) of the royalties paid to Roche in accordance with clause (b) of the foregoing sentence from royalty payments otherwise due and payable by GBT to Roche under this Agreement. Any such deduction will only be permitted for Third Party obligations under the [***] and the [***]. In no event shall the amount of royalties payable to Roche for a given Calendar Year pursuant to Section 10.4 become reduced by more than [***] percent ([***]%) of the royalty otherwise due to Roche under Section 10.4 (“Deduction Cap”) on account of such deduction, and GBT shall have the right to carry forward to subsequent Calendar Quarters any amounts in could not deduct on account of the Deduction Cap. Roche shall timely provide all information to GBT that is necessary for GBT (or otherwise reasonably requested) to determine the amounts owed by Roche under the [***] and the [***] and to be paid to Roche as provided above.

10.8 Strategic Transaction

10.8.1 Payments under Net Proceeds

For each Strategic Transaction consummated, GBT or the Change of Control Group (as applicable) shall, on an incremental basis, pay to Roche the following amounts of any Net Proceeds as and when such Net Proceeds are received:

(a)	[***] percent ([***]%) of the aggregate Net Proceeds from all Strategic Transactions up to the [***] US Dollars (US$[***]) in Net Proceeds received from all Strategic Transactions;

(b)

[***] percent ([***]%) of the aggregate Net Proceeds from all Strategic Transactions in excess of [***] US Dollars (US$[***]) and up to [***] US Dollars (US$[***]) in Net Proceeds received from all Strategic Transactions;

(c)

[***] percent ([***]%) of the aggregate Net Proceeds from all Strategic Transactions in excess of [***] US Dollars (US$[***]) in Net Proceeds received from all Strategic Transactions (sub-sections (a), (b) and (c) together, “Strategic Transaction Revenues”).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

The following examples shall illustrate the principle:

•

For example, if GBT enters into a Strategic Transaction and receives US$[***] as Net Proceeds, then Strategic Transaction Revenues owed to Roche on such Strategic Transaction shall equal US$[***] calculated as follows:

[***] = US$[***] Strategic Transaction Revenues

•

For example, if GBT (a) enters into a first Strategic Transaction (Partner Agreement) and receives US$[***] as Net Proceeds and (b) subsequently enters into a second Strategic Transaction (Change of Control) and receives US$[***] as Net Proceeds, then Strategic Transaction Revenues owed to Roche on both Strategic Transactions together shall equal US$[***] calculated as follows:

[***] = US$[***] Strategic Transaction Revenue

A Strategic Transaction shall not be structured to avoid payments to Roche otherwise due to Roche under this Agreement. Consideration that Roche receives pursuant to this Section 10.8.1 is in addition to the upfront payment, development event payments, sales based event payments and royalty payments pursuant to Sections 10.1, 10.2, 10.3 and 10.4 above with no right of offset (but subject to any adjustment to royalties that are included in Net Proceeds as provided in the definition of Net Proceeds).

For the avoidance of doubt, should GBT enter into multiple Strategic Transactions, then the Net Proceeds of all such Strategic Transactions shall be considered on an aggregate basis, as and when received, for the purpose of calculating Strategic Transaction Revenues pursuant to this Section 10.8.1.

10.8.2 Timing

GBT or the Change of Control Group (as applicable) shall calculate the Strategic Transaction Revenues owed under Section 10.8.1 for each Calendar Quarter in which the applicable Net Proceeds are received according to the terms and conditions of the Strategic Transaction, and shall make such payments to Roche consistent with the timeframes for royalty payments set forth in Section 11.1.

10.8.3 Value of Net Proceeds

If at the time of the closing of a Strategic Transaction GBT owns or controls (whether through a license or otherwise) other assets or rights in addition to the Compound or Product rights that are subject of the Strategic Transaction (“Additional Assets”), then the Parties shall negotiate and agree in good faith the value of the Net Proceeds, exclusive of the value attributed to the Additional Assets. If after good faith negotiations, the Parties cannot agree on an allocation of value between the Additional Assets and the Compound and Product rights within [***] after the closing of a Strategic Transaction, then the dispute shall be initially referred to the executive officers of the Parties in accordance with Section 22.2. Should the Parties fail to agree within [***] of such referral, then Roche shall select an independent, neutral, internationally recognized investment banking, accounting or valuation firm having expertise in the pharmaceutical industry and reasonably acceptable to GBT (“Valuation Firm”) to perform an independent valuation of the Additional Assets and the Compound and Product rights, which determination shall be final and binding on the Parties. The Valuation Firm shall be requested to determine the allocation of the value between such assets within [***] of its appointment and to notify the Parties in writing of its determination. The fees and expenses of such Valuation Firm shall be paid by Roche, and shall be independent of the results of its valuation, however, if such determination of the value of the Net Proceeds by the Valuation Firm is more than [***] percent ([***]%) of GBT’s last written offer pursuant to the good faith negotiations under this Section 10.8.3, the fees and expenses of such Valuation Firm shall be paid by GBT.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

This Section 10.8.3 does not apply if GBT closes the Strategic Transaction and the Compounds and Products are the only assets owned or controlled by GBT at the time of the Strategic Transaction. In such case, the value associated with the Compounds and Products is one hundred percent (100%) of the Net Proceeds.

11. Accounting and reporting

11.1 Timing of Payments

GBT shall calculate royalties on Net Sales quarterly as of March 31, June 30, September 30 and December 31 (each being the last day of an “Accounting Period”) and shall pay royalties on Net Sales within [***] after the end of each Accounting Period in which such Net Sales occur.

11.2 Late Payment

Any payment under this Agreement that is not paid on or before the date such payment is due shall bear interest, to the extent permitted by Applicable Law, at an annual rate of [***] above the average one-month Euro Interbank Offered Rate (EURIBOR), as reported by Reuters from time to time, calculated on the number of days such payment is overdue.

11.3 Method of Payment

Royalties on Net Sales and all other amounts payable by GBT hereunder shall be paid by GBT in US$ to account(s) designated by Roche.

11.4 Currency Conversion

When calculating the Net Sales of any royalty-bearing Product that occur in currencies other than US$, GBT shall convert the amount of such sales into US$ using GBT’s then-current internal foreign currency translation actually used on a consistent basis in preparing its audited financial statements.

11.5 Reporting

With each payment GBT shall provide Roche in writing for the relevant Calendar Quarter on a Product-by-Product basis the following information:

a)	Invoice sales in local currency on a country-by-country basis;

b)	Net Sales in local currency on a country-by-country basis;

c)	Net Sales in US$ on a country-by-country basis;

c)	adjustments made pursuant to Section 10.5 on a country-by-country basis;

d)	Net Sales in US$ after adjustments made pursuant to Section 10.5;

e)	exchange rate used for the conversion of local currency into USD$ pursuant to Section 11.4;

f)	royalty rate(s) pursuant to Section 10.4.2;

g)	total royalty payable in US$ after applying any deductions under Section 10.7; and

h)	true-up of gross-to-net accruals relating to prior quarters.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

12. Taxes

Roche shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made to Roche under this Agreement.

If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to Roche, then GBT shall promptly pay such tax, levy or charge for and on behalf of Roche to the proper governmental authority, and shall promptly furnish Roche with receipt of payment. GBT shall be entitled to deduct any such tax, levy or charge actually paid from royalty or other payment due to Roche or be promptly reimbursed by Roche if no further payments are due to Roche. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

13. Auditing

13.1 Roche Right to Audit

GBT shall keep, and shall require its Affiliates and Sublicensees to keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all (i) Net Sales and royalties payable under this Agreement and (ii) Net Proceeds. Such books of accounts shall be kept at their principal place of business. At the expense of Roche, Roche has the right to appoint one of the major public accountant firms to perform, on behalf of Roche an audit of such books and records of GBT and its Affiliates and Sublicensees, that are deemed necessary by the major public accountant firm to report on (i) Net Sales of Product, royalty calculations, royalty payments and payments under the aggregate Net Proceeds for the period(s) requested by Roche and the (ii) the correctness of any financial report or payments made under this Agreement.

Upon timely request and at least [***] prior written notice from Roche, such audit shall be conducted in the countries specifically requested by Roche, during regular business hours in such a manner as to not unnecessarily interfere with GBT’s or its Sublicensees’ normal business activities, and shall be limited to results in the [***] full Calendar Years prior to audit notification.

Such audit shall not be performed more frequently than once per Calendar Year nor more frequently than once with respect to records covering any specific period of time.

All information, data, documents and abstracts herein referred to shall be used only for the purpose of calculating all (i) Net Sales and royalties payable under this Agreement and (ii) Net Proceeds, shall be treated as GBT’s Confidential Information subject to the obligations of this Agreement and need neither be retained more than [***] after completion of an audit hereof, if an audit has been requested; nor more than [***] from the end of the Calendar Year to which each shall pertain; nor more than [***] after the date of termination of this Agreement.

13.2 Audit Reports

The auditors shall only state factual findings in the audit reports and shall not interpret the agreement. The final audit report shall be shared with GBT at the same time it is shared with Roche.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

13.3 Over-or Underpayment

If the audit reveals an overpayment in excess of US$[***], Roche shall reimburse GBT for the amount of the overpayment within [***]. If the audit reveals an underpayment in excess of US$[***], GBT shall make up such underpayment with the next royalty payment or other payment, or if no further royalty payments or other payments are owed to Roche, GBT shall reimburse Roche for the amount of the underpayment within [***]. [***] exceeds the greater of US$[***] or [***] percent ([***]%) of the [***]. Section 11.2 (Late Payment) shall apply to this Section 13.3.

14. Intellectual Property

14.1 Ownership of Inventions

GBT shall solely own all GBT Inventions and Joint Inventions. Roche shall solely own all Roche Inventions. GBT and Roche each shall require all of its employees to assign all inventions related to Products made by them to Roche and GBT, as the case may be.

The determination of inventorship for Inventions shall be in accordance with US inventorship laws.

Any GBT Invention in connection with the performance of this Agreement relating to Compound or Product shall be the exclusive property of GBT.

Roche’s interest in any Joint Invention in connection with the performance of this Agreement relating to Compound or Product shall be the exclusive property of GBT. Roche hereby assigns to GBT all of its right, title and interest in and to the Joint Inventions. Roche shall promptly sign and deliver any and all documents or information necessary for the transferring of ownership rights and/or securing Joint Invention in any country to GBT. Such transfer shall take place in a manner to be mutually agreed to by the Parties.

14.2 German Statute on Employee’s Inventions

If the German Statute on Employees’ Inventions applies, e.g. if a Party or its Affiliate is organized under German Law, each Party agrees to claim the unlimited use of any Invention conceived, reduced to practice, developed, made or created in the performance of, or as a result of, any research by employees of said Party or its Affiliate or any other person acting on its behalf. For the avoidance of doubt, said Party or its Affiliate is responsible for fulfilling the obligations towards their employees under the German Statute of Employee’s Inventions.

14.3 Trademarks

GBT shall have the right to determine the trademark(s) for the Products and shall own all trademarks used on or in connection with Products in the Territory, and shall, at its sole cost, be responsible for procurement, maintenance, enforcement and defense of all trademarks used on or in connection with Products in the Territory.

GBT shall not use the Housemark(s) of Roche for any purposes.

14.4 Prosecution of Roche Patent Rights

Roche shall, at its own expense and discretion, Handle all Roche Patent Rights. Roche shall consult with GBT as to the Handling of Roche Patent Rights. Roche agrees to provide GBT with a copy of any proposed patent application, office actions or other material notices and draft responses relating to any Roche Patent Rights for review and comment reasonably in advance of filing (and in no circumstances less than [***] in advance), shall consider GBT’s comments in good faith prior to finalizing any draft filing, and shall keep GBT reasonably informed of the status of such filings, prosecution and maintenance of the Roche Patent Rights, including a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any Roche Patent Rights. If Roche’s Right of First Negotiation under Article

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

3 expires with respect to any country, Roche at its own discretion and upon GBT’s agreement may assign the Handling of the Roche Patent Rights in such country to GBT, provided however that such Patent Rights shall still be deemed Roche Patent Rights for the purpose of calculating the royalties under this Agreement.

Both Parties shall inform each other on a regular basis on the status of Roche Patent Rights, GBT Patent Rights and Joint Patent Rights, as the case may be.

14.5 Prosecution of GBT Patent Rights and Joint Patent Rights

GBT shall, at its own expense and discretion, Handle all GBT Patent Rights and Joint Patent Rights.

14.6 CREATE Act

It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in 35 USC §103(c)(3).

14.7 Patent Coordination Team

Where the Parties need to consult with each other on the Handling of Patent Rights, the Parties shall establish a patent coordination team and shall adopt procedures for interacting on patent matters.

14.8 Unified Patent Court (Europe)

At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant EU Roche Patent Right, GBT may request in writing that Roche either (i) opt out from the exclusive competence of the Unified Patent Court or (ii) if applicable, withdraw a previously-registered opt-out, and Roche shall notify the Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal.

14.9 Abandonment of Patent Rights

Should GBT decide that it does not desire to Handle a Patent Right that claims an Invention owned by GBT as provided in this Agreement, it shall promptly advise Roche thereof. At the written request of Roche, GBT shall then, at no cost to GBT, assign such Patent Right in such country or countries in the Territory to Roche, and Roche may thereafter Handle the same at Roche’s own cost, to the extent that Roche desires to do so.

Should Roche decide that it does not desire to Handle any Patent Right that is licensed to GBT under this Agreement, it shall promptly advise GBT thereof and cease any payments relating to the Handling of such Patent Right after [***] following such advice. At the written request of GBT Roche shall, at no cost to Roche, assign such Patent Right in such country or countries to GBT, and GBT may thereafter Handle the same at GBT’s own cost, to the extent that GBT desires to do so.

14.10 Infringement, Patent Enforcement and Defense

Each Party shall promptly provide written notice to the other Party during the Agreement Term of any (i) known infringement or suspected infringement by a Third Party of any Roche Patent Rights, GBT Patent Rights, or Joint Patent Rights, or known or suspected misappropriation by a Third Party of any Roche Know-How, GBT Know-How or Joint Know-How, (ii) submission by a Third Party to a Party or a Regulatory Authority of an application for Regulatory Approval of a product containing a Compound, which submission references a Product, (iii) declaratory judgment action by a Third Party asserting the invalidity, unenforceability or non-infringement of any Roche Patent Rights, GBT Patent Rights or Joint Patent Rights in connection with any

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

infringement described in clause (i), or (iv) known or suspected unauthorized use or misappropriation by a Third Party of any Roche Know-How, GBT Know-How or Joint Know-How, and shall provide the other Party with all evidence in its possession supporting such infringement or unauthorized use or misappropriation.

Within [***] after GBT provides or receives such written notice (“Decision Period”), GBT, in its sole discretion, shall decide whether or not to initiate or defend such suit or action in the Territory and shall notify Roche in writing of its decision in writing (“Suit Notice”).

If GBT decides to bring or defend a suit or take action, once GBT provides Suit Notice, GBT may immediately commence such suit or take such action. In the event that GBT (i) does not in writing advise Roche within the Decision Period that GBT will commence suit or take action, or (ii) fails to commence suit or take action within a reasonable time after providing Suit Notice, Roche shall thereafter have the right to commence suit or take action in the Territory with respect to the Roche Patent Rights, Roche Know-How or Joint Know-How and shall provide written notice to GBT of any such suit commenced or action taken by Roche. Notwithstanding the above, regarding Roche Patent Rights, GBT’s right to bring a suit or take action shall depend upon Roche’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

Upon written request, the Party bringing suit or taking action (“Initiating Party”) with respect to the Roche Patent Rights, Roche Know-How or Joint Know-How shall keep the other Party informed of the status of any such suit or action and shall provide the other Party with copies, to the extent the Initiating Party is lawfully permitted to do so, of all substantive documents or communications filed in such suit or action. The Initiating Party shall have the sole and exclusive right to select counsel for any such suit or action.

The Initiating Party shall, except as provided below, pay all expenses of the suit or action, including the Initiating Party’s attorneys’ fees, court costs and damages owed to Third Parties. Any damages, settlement fees or other consideration received from a Third Party as a result of such suit or action with respect to the alleged infringement or misappropriation of the Roche Patent Rights, Roche Know-How or Joint Know-How shall be allocated as follows:

(a)	First, to reimburse the Initiating Party for its costs and, if any remains, to the other Party for any advisory counsel fees and costs; and

(b)

Second, the balance, if any, shall be allocated as follows: (i) if Roche is the Initiating Party, [***] percent ([***]%) to Roche and [***] percent ([***]%) to GBT and (ii) if GBT is the Initiating Party, the balance will be deemed [***], and otherwise [***].

If the Initiating Party believes it is reasonably necessary or desirable to obtain an effective remedy, upon written request the other Party agrees to be joined as a party to the suit or action but shall be under no obligation to participate except to the extent that such participation is required by Applicable Law or as the result of its being a named party to the suit or action. At the Initiating Party’s written request, the other Party shall offer reasonable assistance to the Initiating Party in connection therewith at no charge to the Initiating Party except for reimbursement of reasonable out-of-pocket expenses incurred by the other Party in rendering such assistance. The other Party shall have the right to participate and be represented in any such suit or action with respect to the Roche Patent Rights, Roche Know-How or Joint Know-How by its own counsel at its own expense.

The Initiating Party may settle, enter into a consent judgment or otherwise voluntarily dispose of the suit or action (“Settlement”) without the written consent of the other Party but only if such Settlement can be achieved without adversely affecting the other Party (including any of its Patent Rights). If a Settlement could adversely affect the other Party, then the written consent of the other Party would be required, which consent shall not be unreasonably withheld.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

For any GBT Patent Rights or Joint Patent Rights, GBT, in its sole discretion, shall decide whether or not to initiate or defend such suit or action in the Territory. GBT shall have full discretion as to how it wishes to handle such suit and may reach Settlement and retain all damages, settlement fees or other consideration under any terms and conditions it desires and retain whatever.

14.11 Defense

If a Third Party asserts that Patent Rights owned by or licensed to it are infringed by the development, manufacture, use, importation, offer for sale or sale of Products, or that its trade secrets were misappropriated in connection with such activity, whether in a direct suit or as a counter claim to any suit brought by a Party as the Initiating Party under Section 14.10, then GBT shall have the exclusive right and responsibility to resolve any such claim, whether by obtaining a license from such Third Party, by defending against such Third Party’s claims or otherwise, and shall be solely responsible for the defense of any such action, any and all costs incurred in connection with such action (including, without limitation, attorneys’ and expert fees) and all liabilities and damages incurred in connection therewith. Roche shall assist and cooperate with GBT, at GBT’s expense, to the extent necessary in the defense of such suit. Notwithstanding the above, GBT shall not enter into any settlement of any such claim without the prior written consent of Roche if such settlement would require Roche to be subject to an injunction or to make any monetary payment to GBT or any Third Party, or admit any wrongful conduct by Roche or its Affiliates, or would limit or restrict the claims of or admit any invalidity and/or unenforceability of any of the Patent Rights Controlled by Roche. Notwithstanding the foregoing, any claim subject to Section 16.1 will be governed by the terms of Sections 16.1 and 16.3 and not this Section 14.11.

14.12 Common Interest Disclosures

With regard to any information or opinions disclosed pursuant to this Agreement by one Party to the other regarding intellectual property and/or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect Compound and/or Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Compound and/or Products. Accordingly, the Parties agree that all such information and materials obtained by GBT and Roche from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.

The Parties acknowledge that [***].

14.13 Patent Term Extensions

The Parties shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates for Roche Patent Rights and Joint Patent Rights (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”). All filings for such Patent Term

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Extensions for Patent Rights shall be made [***]. In the event that [***] elects not to file for a Patent Term Extension, [***] shall (a) promptly inform [***] of its intention not to file and (b) grant [***] the right to file for such Patent Term Extension. Each Party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties shall cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to such Roche Patent Rights. If elections with respect to obtaining Patent Term Extensions are to be made, [***] shall have the sole and exclusive right to make such elections with respect to Roche Patent Rights, Joint Patent Rights and GBT Patent Rights.

15. Representations and Warranties

15.1 Mutual representations and warranties

[***]

15.2 Representations and Warranties by Roche

[***]

15.3 Limitations

Except as provided in Sections 15.1 and 15.2, Roche makes no representation or warranty that all intellectual property rights necessary for GBT to make, have made, use, sell, offer for sale and import the Compound or the Product in the Territory have been granted to GBT under Article 2. Roche did not perform an exhaustive and final search for Third Party Patent Rights or an evaluation thereof for Compound and technologies relevant under this Agreement. Roche will not keep GBT updated about further searches or analyses of Third Party Patent Rights nor will it keep GBT updated about any further developments of any Third Party rights or steps taken or intended to be taken by GBT with regard to such Third Party rights.

15.4 Disclaimer

[***]

16. Indemnification

16.1 Roche indemnification

[***]

16.2 GBT Indemnification

[***]

16.3 Procedure

In the event any GBT Indemnitee or Roche Indemnitee (as the case may be) seeks indemnification under Section 16.1 or 16.2, it shall inform the other Party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim, provided that the Indemnifying Party shall not settle any such claim without the prior written consent of any affected Roche Indemnitee or GBT Indemnitee (as the case may be), if such settlement contains any admission of fault of such GBT Indemnitee or Roche Indemnitee (as the case may be).

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

17. Liability

17.1 Disclaimer

[***]

17.2 Limitation of Liability

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES INCLUDING LOST REVENUES OR PROFITS, IRRESPECTIVE OF THE LEGAL BASIS FOR SUCH CLAIMS. THIS LIMITATION OF LIABILITY SHALL NOT APPLY IN THE EVENT OF DAMAGES CAUSED BY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE DAMAGING PARTY.

18. Obligation Not to Disclose Confidential Information

18.1 Non-Use and Non-Disclosure

During the Agreement Term and for [***] thereafter, the Receiving Party shall (i) treat Confidential Information provided by Disclosing Party in confidence, at least as it would treat its own information of a similar nature, (ii) not disclose such Confidential Information to Third Parties, without the Disclosing Party’s prior written consent, and (iii) not use such Confidential Information other than for fulfilling its obligations or exercising its rights under this Agreement. Each Party may disclose the other Party’s Confidential Information only to those of its and its Affiliates’ employees, agents and contractors who require such information for the purpose in the preceding clause (iii) and who are under written obligations of non-disclosure and non-use at least as stringent as those herein.

18.2 Permitted Disclosure

Notwithstanding the obligation of non-use and non-disclosure set forth in Section 18.1, the Parties recognize the need for certain exceptions to this obligation, specifically set forth below, with respect to press releases, Patent Rights, publications, and certain commercial considerations. Once any information has been publicly disclosed by a Party in a press release or other public disclosure in accordance with this Article 18, such Party shall have the right to publicly disclose the same information without following the review procedures of this Article 18.

18.3 Press Releases

GBT may issue a press release announcing the existence and selected material terms of this Agreement, upon prior approval by Roche, in a form substantially similar to the template attached as Appendix 18.3.

Each Party shall provide the other Party with a copy of any draft press release related to the activities contemplated by this Agreement or the terms of this Agreement at least two (2) weeks prior to its intended publication for the other Party’s review. The other Party may provide suggested modification to the draft press release. Each Party shall consider the other Party’s suggestions prior to issuing its press release.

Notwithstanding the foregoing, in the event of a press release required by Applicable Law, including regulations applicable to the public sale of securities, each Party shall provide the other Party with such advance notice as it reasonably can, and nothing in this Agreement will restrict such Party’s issuance of such press release.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

18.4 Publications

During the Agreement Term, the following restrictions shall apply with respect to disclosure by any Party of Confidential Information relating to the Compound and Products in any publication or presentation:

GBT shall provide Roche with a copy of any proposed publication or presentation at least [***] days (or at least [***] days in the case of oral presentations) prior to submission for publication so as to provide Roche with an opportunity to recommend any changes it reasonably believes are necessary to continue to maintain the Confidential Information disclosed by Roche to GBT in accordance with the requirements of this Agreement. The incorporation of such recommended changes shall not be unreasonably refused; and if Roche notifies (“Publishing Notice”) GBT in writing, within [***] days after receipt of the copy of the proposed publication or presentation (or at least [***] days in the case of oral presentations), that such publication or presentation in its reasonable judgment (i) contains an invention, solely or jointly conceived and/or reduced to practice and owned by Roche, for which Roche reasonably desires to obtain patent protection or (ii) could be expected to have a material adverse effect on the commercial value of any Confidential Information disclosed by Roche to GBT, then GBT shall prevent such publication or delay such publication for a mutually agreeable period of time. In the case of inventions, a delay shall be for a period reasonably sufficient to permit the timely preparation and filing of a patent application(s) on such invention, and in no event less than [***] days from the date of the Publishing Notice.

Roche shall not issue any publication or make any presentation related to any Compound or Product in the Field without the prior written consent of GBT, which GBT may grant or withhold in its sole discretion.

18.5 Commercial Considerations

Nothing in this Agreement shall prevent GBT or its Affiliates from disclosing Confidential Information of Roche to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Products in the Territory, (ii) Third Parties acting on behalf of GBT, to the extent reasonably necessary for the development, manufacture or sale of Products in the Territory, (iii) Third Parties to the extent reasonably necessary to market any Product in the Territory, (iv) Third Parties to the extent reasonably necessary in connection with a prospective or actual Partner Agreement, (v) Third Parties to the extent reasonably necessary to otherwise carry out its obligations or exercise its rights under this Agreement, (vi) Third Parties in connection with a prospective or actual financing, investment in or Change of Control of GBT, provided that any such disclosures are subject to confidentiality obligations at least as onerous as those set forth in this Agreement.

The Receiving Party may disclose Confidential Information of the Disclosing Party (including the terms and conditions of this Agreement) to the extent that such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Law, to defend or prosecute litigation or to comply with governmental regulations or applicable regulations of a stock exchange, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent practicable, takes reasonable and lawful actions to minimize the degree of such disclosure and to ensure such disclosed Confidential Information is treated confidentially.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

19. Exclusivity Following Change of Control or Assignment

If (a) following a Change of Control of GBT, GBT or any other member of the Change of Control Group, or (b) following an assignment by GBT of its rights under this Agreement to any Third Party other than Roche or its Affiliates (an “Assignee”), such Assignee, in either case of (a) or (b) has a Competing Product, then GBT, such other member of the Change of Control Group or such Assignee (as applicable) shall be required to notify Roche thereof and shall use [***] to out-license such Competing Product to a Third Party other than to [***] or [***]. In case GBT, such other member of the Change of Control Group or the Assignee (as applicable) fails to out-license the Competing Product within [***] after the notification to Roche, Roche shall have the right to terminate this Agreement upon written notice, but with immediate effect as of the date of such written notice.

20. Term and Termination

20.1 Commencement and Term

This Agreement shall commence on the Effective Date and continue for the Agreement Term.

20.2 Termination

20.2.1 Termination for Breach

A Party (“Non-Breaching Party”) shall have the right to terminate this Agreement in its entirety in the event the other Party (“Breaching Party”) is in breach of any of its material obligations under this Agreement. The non-Breaching Party shall provide written notice to the Breaching Party, which notice shall identify the breach. The Breaching Party shall have a period of [***] after such written notice is provided (“Peremptory Notice Period”) to cure such breach. If the Breaching Party has a bona fide dispute as to whether such breach occurred or has been cured, it will so notify the Non-Breaching Party, and the expiration of the Peremptory Notice Period shall be tolled until such dispute is resolved pursuant to Sections 22.2-22.5. Upon a determination pursuant to Section 22.5 of material breach or failure to cure, the Breaching Party may have the remainder of the Peremptory Notice Period to cure such breach. If such breach is not cured within the Peremptory Notice Period, then the Non-Breaching Party shall either withdraw its request for termination or within [***] after the expiration of the Peremptory Notice Period terminate this Agreement with immediate effect by sending a written notice of termination to the Breaching Party.

20.2.2 Termination for Insolvency Event

In the event one Party (“Insolvency Party”) incurs an Insolvency Event, the other Party (“Non-Insolvency Party”) shall have the right to terminate this Agreement in its entirety effective immediately upon written notice to the Insolvency Party of such termination.

20.2.3 Termination by GBT without a Cause

GBT shall have the right to terminate this Agreement at any time in its entirety or on a Product-by-Product basis upon six (6) months’ prior written notice to Roche delivered before First Commercial Sale of the Product or upon nine (9) months’ prior written notice to Roche delivered after the First Commercial Sale of the Product. The effective date of termination under this Section 20.2.3 shall be the date six (6) months (or nine (9) months as the case may be) after GBT provides such written notice to Roche.

20.3 Consequences of Termination

20.3.1 Termination by GBT for Breach by Roche or Roche Insolvency

Upon termination by GBT under Section 20.2.1 or 22.2.2 for breach by Roche or Roche incurring an Insolvency Event, the rights and licenses granted by Roche to GBT under this Agreement shall terminate in their entirety on the effective date of termination.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

20.3.2 Termination by GBT without Cause, Termination by Roche for Breach by GBT, GBT Insolvency or GBT Debarment

Upon any termination by GBT under Section 20.2.3 without cause, termination by Roche under Section 20.2.1 for breach by GBT, termination by Roche under Section 20.2.2 for GBT incurring an Insolvency Event or termination by Roche under Section 22.8 for GBT debarment, the rights and licenses granted by Roche to GBT under this Agreement shall terminate in their entirety, or on a Product-by Product basis, as applicable, in any case on the effective date of termination.

If this Agreement is to be terminated in its entirety under this Section 20.3.2 and Roche has an interest to continue development and/or commercialization of Product(s), Roche shall notify GBT in writing of such interest within [***] of receipt of GBT’s notice of termination under Section 20.2.3 or simultaneously with Roche’s notice of breach by GBT under Section 20.2.1 or Roche’s termination notice under Section 20.2.2 or 22.8, as the case may be. If GBT receives such notification, GBT shall provide Roche as soon as practicable thereafter with the data in the Data Room related to the Compound(s) and/or Product(s) for which this Agreement is to be terminated and Roche shall following the receipt of access to the Data Room have [***] to provide GBT with a notice describing (i) Roche’s intention to continue ongoing development and commercialization of Terminated Product(s) and (ii) Roche’s request for GBT’s continuation of activities (during the termination notice period prior to the effective date of termination) and/or transfer of the data, material and information relating to the Product(s) as provided below (the “Continuation Election Notice”). Following GBT’s timely receipt of such Continuation Election Notice and to the extent reasonably requested by Roche, the following will apply solely with respect to the Compound(s) and Product(s) for which this Agreement is terminated:

a)

Unless the termination was by GBT under Section 20.2.3 for safety reasons, GBT shall, to the extent GBT has the right to do so, transfer to Roche all regulatory filings and approvals, all final pre-clinical, non-clinical and clinical study reports and clinical study protocols, trademarks, and all data, including clinical data, materials and information, in GBT’s possession and control related to the terminated Compound(s) or Product(s) and necessary or useful for Roche to continue to develop and commercialize the Product(s).

b)	Unless the termination was by GBT under Section 20.2.3 for safety reasons, GBT shall [***] related to the terminated Compound(s) or Product(s) [***];

c)

Roche shall, upon such transfers under clauses (a) and (b), have the right to disclose such filings, approvals and data to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Product(s); (ii) Third Parties acting on behalf of Roche or its Affiliates for the development, manufacture, or sale of Product(s), or (iii) Third Parties to the extent reasonably necessary to market Product(s).

d)

If the effective date of termination is [***] (in case of a termination of this Agreement on a Product-by-Product basis) or for any Terminated Product (in case of a termination of this Agreement in its entirety), Roche shall have a fully paid up, royalty-free, worldwide, non-exclusive, sublicensable, transferable, license under the GBT Patent Rights, GBT Know-How and GBT’s interest in the Joint Patent Rights to allow Roche, its Affiliates or licensees to research, develop, manufacture, have manufactured, use, offer to sell, sell, promote, export and import the Terminated Products.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

e)

If the effective date of termination is [***] (in case of a termination of this Agreement on a Product-by-Product basis) or for any Terminated Product (in case of a termination of this Agreement in its entirety) but [***] (in case of a termination of this Agreement on a Product-by-Product basis) or any such Terminated Product (in case of a termination of this Agreement in its entirety), Roche shall have a worldwide, non-exclusive, sublicensable, transferable, royalty-bearing license under the GBT Patent Rights, GBT Know-How and GBT’s interest in the Joint Patent Rights to allow Roche, its Affiliates or licensees to research, develop, manufacture, have manufactured, use, offer to sell, sell, promote, export and import the terminated Compound and Terminated Products. Roche shall pay to GBT a royalty of [***] percent ([***]%) of Net Sales by Roche or its Affiliate or licensee for [***] after the First Commercial Sale of such Terminated Products on a country-by-country basis. Articles 11, 12 and 13 and applicable definitions in Article 1 will apply to such royalty payments and royalty payments under this Section 20.3.2(e) mutatis mutandis.

f)

If the effective date of termination is [***] (in case of a termination of this Agreement on a Product-by-Product basis) or any Terminated Product (in case of a termination of this Agreement in its entirety), Roche shall have a worldwide, non-exclusive, sublicensable, transferable, royalty-bearing license under the GBT Patent Rights, GBT Know-How and GBT’s interest in the Joint Patent Rights to allow Roche, its Affiliates or licensees to research, develop, manufacture, have manufactured, use, offer to sell, sell, promote, export and import the terminated Compound and Terminated Products. Roche shall pay to GBT a royalty of [***] percent ([***]%) of Net Sales for [***] after the First Commercial Sale of the Terminated Product on a country-by-country basis, for example if the Terminated Product is transferred to Roche after [***] following the First Commercial Sale of the Terminated Product in the US, then Roche shall pay to GBT a royalty for the remaining [***]. Articles 11, 12 and 13 and applicable definitions in Article 1 will apply to such royalty payments and royalty payments under this Section 20.3.2(f) mutatis mutandis.

20.3.3 Obligations Related to Ongoing Activities

20.3.3.1 Without Timely Continuation Election Notice

If Roche does not provide a timely Continuation Election Notice as provided in Section 20.3.2, then GBT (a) shall have the right to cancel all cancellable ongoing obligations and (b) shall complete all non-cancellable obligations at its own expense.

20.3.3.2 With Timely Continuation Election Notice

If Roche provides a timely Continuation Election Notice, then from the date of the notice of termination until the effective date of termination, GBT shall continue activities ongoing as of the date of the notice of termination at its own expense.

After the effective date of termination, GBT shall not have any obligation to perform and/or complete any activities or to make any payments for performing or completing any activities under this Agreement, except as expressly stated herein.

Notwithstanding the foregoing, in case of termination by Roche under Sections 20.2.1, 20.2.2, or 22.8 or by GBT under Section 20.2.3 (other than for safety reasons), upon the request of Roche, GBT shall, with respect to all clinical trials ongoing as of the date of the notice of such termination [***] Under (ii) above, the Parties shall discuss in good faith timing and sharing of clinical trial costs related to the clinical trial either completed by GBT or transferred by GBT to Roche.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

20.3.4 Obligations Related to Manufacturing

In the case of termination by Roche according to Sections 20.2.1, 20.2.2 or 22.8 or by GBT under Section 20.2.3 (other than for safety reasons), if Roche provides a timely Continuation Election Notice as provided in Section 20.3.2, then GBT shall [***]; and (iii) use Commercially Reasonable Efforts to [***].

20.3.5 Ancillary Agreements

Unless otherwise agreed by the Parties, the termination of this Agreement shall cause the automatic termination of all ancillary agreements related hereto, if any.

20.3.6 Royalty and Payment Obligations

Termination of this Agreement by a Party, for any reason, shall not release GBT from any obligation to pay royalties or make any other payments to Roche that are due and payable or accrued prior to the effective date of termination, and shall not affect any other rights or obligations of either Party that have accrued prior to the effective date of termination.

20.3.7 Effects of a Change of Control

If there is a Change of Control, then the Party experiencing such Change of Control (“Acquired Party”) shall provide written notice to the other Party (“Non-Acquired Party”) at least [***] prior to completion of such Change of Control, subject to any confidentiality obligations of the Acquired Party then in effect (but in any event shall notify the Non-Acquired Party within [***] after completion of such Change of Control).

20.3.8 Survival

Articles 12 (Taxes), 13 (Auditing), 16 (Indemnification), Article 17 (Liability), Article 18 (Obligation Not to Disclose Confidential Information), Article 20 (Term and Termination) and Sections 11.2 (Late Payment), 14.1 (Ownership of Inventions), 14.2 (German Statute on Employee’s Inventions), 15.4 (Disclaimer), 22.1 (Entire Agreement; Governing Law), 22.2 (Disputes), 22.3-22.5 (Arbitration), 21.7 (Assignment) and 22.15 (Notices) shall survive any expiration or termination of this Agreement for any reason.

21. Bankruptcy

All licenses (and to the extent applicable rights) granted under or pursuant to this Agreement by Roche to GBT are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, US Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined under Section 101(60) of the Bankruptcy Code. Unless GBT elects to terminate this Agreement, the Parties agree that GBT, as a licensee or sublicensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, subject to the continued performance of its obligations under this Agreement.

22. Miscellaneous

22.1 Entire Agreement; Governing Law

This Agreement is the entire agreement between the Parties with respect to the subject matter herein, and supersedes any and all prior agreements, understandings, negotiations or correspondence between the Parties respecting the subject matter hereof, whether written or verbal (including, without limitation, the MTA and that certain Non-Disclosure Agreement,

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

dated October 23, 2017, between GBT and Roche US (the “NDA”), which are hereby terminated in their entirety. This Agreement shall be governed by and construed in accordance with the laws of New York, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention) (“Governing Law”).

22.2 Disputes

Unless otherwise set forth in this Agreement, in the event of any dispute in connection with this Agreement, such dispute shall be, by written notice (“Escalation Notice”) referred to the respective executive officers of the Parties designated below or their designees, for good faith negotiations attempting to resolve the dispute. The designated executive officers are as follows:

For GBT:         CEO

For Roche:       Head of Roche Partnering

22.3 Arbitration

[***]

22.4 Arbitrators

[***]

22.5 Decisions; Timing of Decisions

[***]

22.6 Insurance

GBT shall purchase and maintain throughout the Agreement Term insurance or indemnity protection that is co-equal with its indemnity obligations. This shall include, but not be limited to broad form commercial general liability insurance (including product liability). The limit of liability for such coverage shall be no less than [***] US Dollars (US$[***]) per claim/occurrence in the aggregate. GBT shall also maintain workers’ compensation insurance. GBT shall provide Roche with written evidence of such insurances after the Effective Date and thereafter on [***] basis.

22.7 Assignment

Subject to the terms and conditions of this Agreement and except where otherwise provided, neither Party may assign its rights or obligations under this Agreement absent the prior written consent of the other Party, except that each Party may assign this Agreement without such consent to any of its Affiliates or in the context of a merger, acquisition, sale or other transaction involving all or substantially all of the assets of the Party seeking to assign, in which case such Party in its sole discretion may assign its rights and obligations under this Agreement. Any permitted assignment shall be binding on the successors of the assigning Party.

22.8 Debarment

GBT represents and warrants that it has never been debarred under 21 U.S.C. §335a, disqualified under 21 C.F.R. §312.70 or §812.119, sanctioned by a Federal Health Care Program (as defined in 42 U.S.C. §1320 a-7b(f)), including without limitation the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar Federal or state agency or program. In the event GBT receives notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the above-referenced statutes, GBT shall immediately notify Roche in writing and Roche shall have the right, but not the obligation, to terminate this Agreement, effective, at Roche’s option, immediately or at a specified future date, with the consequences set forth in Section 20.3.2.

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

22.9 Independent Contractor

No employee or representative of either Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever or to create or impose any contractual or other liability on the other Party without said Party’s prior written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, GBT’s legal relationship to Roche under this Agreement shall be that of independent contractor.

22.10 Unenforceable Provisions and Severability

If any of the provisions of this Agreement are held to be void or unenforceable, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions that will achieve as far as possible the economic business intentions of the Parties. However the remainder of this Agreement will remain in full force and effect, provided that the material interests of the Parties are not affected, i.e. the Parties would presumably have concluded this Agreement without the unenforceable provisions.

22.11 Waiver

The failure by either Party to require strict performance and/or observance of any obligation, term, provision or condition under this Agreement will neither constitute a waiver thereof nor affect in any way the right of the respective Party to require such performance and/or observance. The waiver by either Party of a breach of any obligation, term, provision or condition hereunder shall not constitute a waiver of any subsequent breach thereof or of any other obligation, term, provision or condition.

22.12 Appendices

All Appendices to this Agreement shall form an integral part to this Agreement.

22.13 Amendments

No amendments of the terms and conditions of this Agreement shall be binding upon either Party hereto unless in writing and signed by both Parties.

22.14 Invoices

All invoices that are required or permitted hereunder shall be in writing and sent by Roche to GBT at the following address or other address as GBT may later provide:

[***]

22.15 Notice

All notices that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to GBT, to:	Global Blood Therapeutics, Inc. 171 Oyster Point Blvd., Ste. 300 South San Francisco, CA 94080 Attn: Chief Legal Officer

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

with a copy to:	Cooley LLP 3175 Hanover St. Palo Alto, CA 94304 Attn: Barbara A. Kosacz

if to Roche, to:	F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel Switzerland Attn: Legal Department Facsimile No.: +41 61 688 13 96

and:	Hoffmann-La Roche Inc. 150 Clove Road, Suite 8 Little Falls New Jersey 07424, U.S.A. Attn. Corporate Secretary Facsimile No.: +1 973 890 8433

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.

[Signature Page Follows]

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

Global Blood Therapeutics, Inc.

/s/ Ted W. Love
Name: Ted W. Love, M.D.
Title: CEO

F. Hoffmann-La Roche Ltd

/s/ Joerg Kazenwadel	/s/ Franziska Bächler
Name: Dr. Joerg Kazenwadel	Name: Dr. Franziska Bächler
Title: Head of R&D Out-Partnering	Title: Legal Counsel

Hoffmann-La Roche Inc.
/s/ John P. Parise
Name: John P. Parise
Title: Authorized Signatory

* Confidential Information, indicated by [***], has been omitted from this filing and filed separately with the Securities and Exchange Commission

Appendix 1.14

Compound

An antibody that binds to P-selectin [***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Appendix 1.54 A)

Roche Know-How

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Pharmacovigilance Files
1	[***]
2	[***]
3	[***]
4	[***]

Appendix 1.54 B)

Roche Know-How

[***]

Appendix 1.55 (a)

Roche Patent Rights

[***]

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Appendix 1.55 (b)

Excluded Patent Rights

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Appendix 2.3

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Appendix 6.2

Development Plan

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Appendix 10.7

Third Party Payments

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Appendix 18.3

Press Release

GBT Expands Sickle Cell Disease Pipeline with Worldwide Licensing Agreement for

Inclacumab for the Treatment of Vaso-occlusive Crisis

SOUTH SAN FRANCISCO, Calif. – August [***] 2018 - Global Blood Therapeutics, Inc. (GBT) (NASDAQ: GBT) announced today that it has entered into an exclusive worldwide licensing agreement with F. Hoffman-La Roche Ltd. for the development and commercialization of inclacumab, a novel fully human monoclonal antibody against P-selectin. GBT plans to develop inclacumab as a treatment for vaso-occlusive crises (VOC) in patients with sickle cell disease (SCD).

Under the terms of the agreement, GBT will be responsible for all development, manufacturing, and commercialization of inclacumab worldwide. Roche will receive an upfront payment of $2.0 million from GBT and is eligible to receive up to approximately $125 million in development and commercialization milestone payments for the sickle cell disease indication. Additionally, Roche is eligible to receive tiered royalties based on net revenues for inclacumab.

“We have been working diligently to diversify our product pipeline through both internal research and external business development efforts and are excited to have entered into this agreement for inclacumab,” said Ted Love, M.D., president and chief executive officer of GBT. “We are committed to developing transformative treatments for the SCD community and becoming the preeminent SCD company. Inclacumab is an ideal complement to voxelotor, our lead investigational oral, once-daily therapy, in Phase 3 clinical development for SCD. Like voxelotor, inclacumab has a strong scientific rationale and has the potential to provide significant clinical benefit for SCD patients.”

Roche was previously developing inclacumab for patients with coronary artery disease. The pharmacokinetic, safety, and tolerability profile of inclacumab are well characterized based upon Roche’s prior clinical studies, which enrolled more than 500 patients. Roche discontinued the inclacumab program following Phase 2 clinical trials.

P-selectin inhibition is a clinically validated target in SCD, known to reduce the incidence of VOCs. GBT plans to develop inclacumab for this indication and intends to leverage the safety data produced from Roche’s prior clinical studies as we proceed with our development in SCD. GBT has already begun the process of technology transfer from Roche to a contract manufacturing organization, and anticipates submitting an Investigational New Drug application to the U.S. Food and Drug Administration for inclacumab in 2021.

About Inclacumab

Inclacumab is a novel, fully human monoclonal antibody designed to bind to and selectively inhibit P-selectin, an adhesion molecule found on endothelial cells and platelets that contributes to the cell-cell interactions that are involved in the pathogenesis of VOC.

About Sickle Cell Disease

SCD is a lifelong inherited blood disorder caused by a genetic mutation in the beta-chain of hemoglobin, which leads to the formation of abnormal hemoglobin known as sickle hemoglobin (HbS). In its deoxygenated state, HbS has a propensity to polymerize, or bind together, forming long, rigid rods within a red blood cell (RBC). The polymer rods deform RBCs to assume a sickled shape and to become inflexible, which causes hemolytic anemia (the destruction of RBCs) that can eventually lead to multi-organ damage and early death. This sickling process also causes blockage in capillaries and small blood vessels, and adhesion molecules, such as P-selectin play an important role in this process. Beginning in childhood, SCD patients suffer unpredictable and recurrent episodes or crises of severe pain due to blocked blood flow to organs, which often lead to psychosocial and physical disabilities.

About Vaso-Occlusive Crisis

Vaso-occlusive crisis (VOC) is the most common clinical manifestation of SCD. It occurs when the microcirculation is obstructed by sickled RBCs, causing ischemic injury to the organ supplied and resultant pain. Approximately half of individuals with SCD experience VOC. Pain crises begin suddenly and may last several hours to several days. The pain can affect any body part but often involves the abdomen, bones, joints and soft tissue.1 VOC result in a decrease in quality of life2 and an increase in the risk of death.3

About GBT

GBT is a clinical-stage biopharmaceutical company determined to discover, develop and deliver innovative treatments that provide hope to underserved patient communities. GBT is developing its lead product candidate, voxelotor, as an oral, once-daily therapy for sickle cell disease. To learn more, please visit www.gbt.com and follow the company on Twitter @GBT_news.

GBT Forward-Looking Statements

Statements we make in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements, including statements regarding the therapeutic potential and safety profile of inclacumab, the therapeutic potential and safety profile of voxelotor, our plans to develop inclacumab as a treatment for VOCs in patients with SCD and leverage the safety data from Roche’s prior clinical studies, the potential upfront, milestone and royalty payments, our commitment to developing transformative treatments for the SCD community and becoming the preeminent SCD company, our belief that inclacumab is an ideal complement to voxelotor, our anticipated submission of an IND to the FDA for inclacumab in 2021, our ability to implement and complete our clinical development plans for voxelotor and inclacumab, our ability to generate and report data from our ongoing and potential future studies of voxelotor and inclacumab, regulatory review and actions relating to voxelotor and inclacumab, and the timing of these events, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risks that our clinical and preclinical development activities may be delayed or terminated for a variety of reasons, that results of clinical trials may be subject to differing interpretations, that regulatory authorities may disagree with our clinical development plans or require additional studies or data to support further clinical investigation of our product candidates, that drug-

[1]	https://emedicine.medscape.com/article/205926-clinical. Accessed June 5, 2018.
[2]

van Tuijn CF, van Beers EJ, Schnog JJ, Biemond BJ. Pain rate and social circumstances rather than cumulative organ damage determine the quality of life in adults with sickle cell disease. Am J Hematol. 2010;85:532-535

[3]	Platt OS, Brambilla DJ, Rosse WF, et al. Mortality in sickle cell disease — life expectancy and risk factors for early death. N Engl J Med .1994;330:1639-1644.

related adverse events may be observed in clinical development, and that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval, along with those risks set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

Myesha Lacy (investors)

GBT

650-351-4730

investor@gbt.com

Julie Normart (media)

W2O pure for GBT

415-946-1087

media@gbt.com

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